                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                           SCHEDULE 14C/A INFORMATION

             Information Statement Pursuant to Section 14(c) of the
                        Securities Exchange Act of 1934

Check the appropriate box:

[]  Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[X ]  Definitive Information Statement


                                  TEXXON, INC.
--------------------------------------------------------------------------------
                (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required

     [ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

          (1) Title of each class of securities to which transaction applies:

              ------------------------------------------------------------------

          (2) Aggregate number of securities to which transaction applies:

              ------------------------------------------------------------------

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

              ------------------------------------------------------------------

          (4) Proposed maximum aggregate value of transaction:

              ------------------------------------------------------------------

          (5) Total fee paid:

              ------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:

              ------------------------------------------------------------------

          (2) Form, Schedule or Registration Statement No.:

              ------------------------------------------------------------------

          (3) Filing Party:

              ------------------------------------------------------------------

          (4) Date Filed:

              ------------------------------------------------------------------

                                  TEXXON, INC.
                         11601 Wilshire Blvd.-Suite 2030
                          Loa Angeles, California 90025

                              --------------------

                  NOTICE OF ACTION BY WRITTEN CONSENT RELATING
                                       TO
                            REINCORPORATION IN NEVADA
                                    BY MERGER
                                       OF
                                  TEXXON, INC.
                            (AN OKLAHOMA CORPORATION)
                                      INTO
                                 TEXXON, INC.
                             (A NEVADA CORPORATION)

         NOTICE IS HEREBY GIVEN, that, in lieu of a meeting of stockholders, we have solicited and obtained written consents from stockholders representing a majority of our outstanding shares of stock entitled to vote approving our reincorporation in Nevada by merger with and into our wholly-owned Nevada subsidiary, Texxon, Inc.

                              --------------------

             WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
                             NOT TO SEND US A PROXY.

                              --------------------

         As of the close of business on October 18, 2006, the record date for shares entitled to vote in connection with our reincorporation by merger, we had issued and outstanding (i) 44,772,159 shares of our common stock, $0.001 par value per share, and (ii) 3,000,000 shares of our TelePlus Acquisition convertible preferred stock, $0.001 par value per share. Our common stock and our TelePlus Acquisition convertible preferred stock are entitled to vote as a single class in connection with the reincorporation by merger. Each share of our common stock is entitled to one vote in connection with the reincorporation and each share of TelePlus Acquisition convertible preferred stock is entitled to 27 votes (one vote for each share of common stock into which such share of TelePlus Acquisition convertible preferred stock is then convertible). However, simultaneously with the mailing of this Information Statement, the holders of a majority of our voting stock signed a written consent approving our reincorporation by merger and the related transactions. As a result, the Agreement and Plan of Merger relating to the reincorporation, and the transactions contemplated in that agreement, have been approved, and neither a meeting of our stockholders nor additional written consents are necessary.

         This Information Statement is first being sent to our stockholders on or about November 1, 2006.

                                             By Order of the Board of Directors,

                                             /s/ Claude Buchert
                                             -----------------------------------
                                             Claude Buchert, President


                                             November 1, 2006

                                     SUMMARY
                                     -------

--------------------------------------------------------------------------------

TRANSACTION:           Reincorporation in Nevada.

PURPOSE:               To take advantage of Nevada's detailed corporation law.
                       See "Reincorporation By Merger."

RECORD DATE:           October 18, 2006

METHOD: Merger with and into our wholly-owned Nevada subsidiary, Texxon, Inc., a Nevada corporation ("Texxon-Nevada") See "Reincorporation by Merger."

EXCHANGE RATIOS:       One share of Texxon-Nevada, Inc. common stock will be
                       exchanged for each share of our common stock held as of the record date. One share of Texxon-Nevada, Inc.
                       TelePlus Acquisition convertible preferred stock will be exchanged for each share of our TelePlus Acquisition convertible preferred stock held as of the record date.
                       See "Reincorporation by Merger."

EFFECTIVE DATE:        As soon as practicable, but in no event sooner than
                       twenty days from the date of our mailing of a Definitive
                       Information Statement to our stockholders.

ADDITIONAL PROVISIONS: The reincorporation by merger will result in:

                       o The surviving corporation being a Nevada corporation; and

                       o Our being governed by the Nevada Private Corporations Law and by Texxon-Nevada's,
                              Amended and Restated of Articles of Incorporation and bylaws.

                       See "Reincorporation by Merger."

Unless otherwise indicated in this information statement, "us," "we," "our," "the company" and similar terms refer to Texxon, Inc., an Oklahoma corporation, and Texxon-Nevada refers to Texxon, Inc., our Nevada subsidiary.

                                TABLE OF CONTENTS



Reincorporation by Merger

Questions and Answers

Differences Between Our Charter and Bylaw Provisions and those of Texxon-Nevada, and the Provisions of Nevada and Oklahoma Law

Dissenter's Rights

Interest of Persons in Matters to be Acted Upon and Principal Holders Thereof

Certain Information Regarding Our Directors and Executive Officers

Additional Information

Miscellaneous

Exhibits Index

                                  TEXXON, INC.
                              INFORMATION STATEMENT
                              ---------------------


                            REINCORPORATION BY MERGER

         This Information Statement is first being sent to our stockholders on or about November 1, 2006. Prior to that date, our board of directors unanimously approved the adoption of a proposal that we change our state of incorporation from Oklahoma to Nevada. This reincorporation will be accomplished by means of our merger with and into Texxon, Inc., our wholly-owned Nevada subsidiary ("Texxon-Nevada"). A copy of our Agreement and Plan of Merger with Texxon-Nevada is attached to this Information Statement as Exhibit A. As a result of the merger, Texxon, Inc. will cease to exist and Texxon-Nevada, to the extent permitted by law, will succeed to all of our business, properties, assets, and liabilities.

         As of September 18, 2006, upon the recommendation of our board of directors, holders of our common stock and our TelePlus Acquisition convertible preferred stock representing more than a majority of the voting power of our outstanding common stock and our TelePlus Acquisition convertible preferred stock voting together as a single class, signed a written consent approving our reincorporation by merger. As a result, the reincorporation has been approved and neither a meeting of our stockholders nor additional written consents are necessary.

         Our merger with Texxon-Nevada, including our resulting reincorporation, will become effective at the later to occur of our filing of a Certificate of Ownership and Merger with the Secretary of State of the State of Oklahoma, pursuant to Section 18-1082 of the Oklahoma General Corporation Act, and Articles of Merger with the Nevada Secretary of State, pursuant to Section 92A.200 of the Nevada Revised Statutes. We anticipate that the merger will become effective as soon as practicable, but in no event sooner than twenty days after our mailing of a Definitive Information Statement to our stockholders.

         At the effective time of the merger, each share of our common stock that you hold will be converted into one share of Texxon-Nevada's common stock and each share of our TelePlus Acquisition convertible preferred stock will be converted into one share of Texxon-Nevada's TelePlus Acquisition convertible preferred stock. Each outstanding warrant of Texxon will be converted into an equivalent warrant to purchase the same number of Texxon-Nevada shares of common stock on the same terms and conditions. As a result, you will automatically become a stockholder of Texxon-Nevada and cease to be a stockholder of Texxon, Inc. After the merger, the only rights which you will have as stockholder of Texxon, Inc. will be the rights provided in the Agreement and Plan of Merger, or any created pursuant to the Nevada Private Corporations Law.

         The reincorporation by merger will change certain things about our company, and certain of our characteristics will remain the same, for example:

         o The surviving entity will initially be known as Texxon , Inc., but will change its name to Continan Communications, Inc. after the effective date of the merger;

         o The title to all our property will be vested in the surviving entity, Texxon-Nevada;

         o   Texxon-Nevada will have all of the liabilities of Texxon, Inc.;

         o The capitalization of Texxon-Nevada will be the same as our capitalization immediately prior to the merger, except that immediately following the merger Texxon-Nevada will amend its Articles of Incorporation to increase its authorized capitalization so as to issue up to 10,000,000 shares of preferred stock and 100,000,000 million shares of common stock;

         o Immediately following the merger, Texxon-Nevada will also amend its Articles of Incorporation to permit its Board of Directors to determine, in their discretion, to authorize a reverse stock split of the corporation's issued and outstanding shares without submitting the reverse stock split for approval by a vote of stockholders;

         o Immediately following the merger, Texxon-Nevada's board of directors will authorize and implement a 1 for 20 reverse stock split of all of its issued and ooutstanding shares of common stock, and a 1 for 4 reverse stock split of all of its issued and outstanding shares of TelePlus Acquisition convertible preferred stock

         o Corporate actions of the surviving entity will be governed by the Nevada Private Corporations Law and by Texxon-Nevada's Amended and Restated Articles of Incorporation and bylaws; and

         o Our officers and directors will continue to serve as the officers and directors of Texxon-Nevada.

         Texxon-Nevada became a wholly-owned subsidiary of ours, effective as of March 13, 2006, when it was organized for the sole purpose of our reincorporation by merger. Texxon-Nevada currently has no business operations.

         The current directors and officers of Texxon, including Claude Buchert, our President and Chairman of the Board of Directors, will continue to serve in the same capacities after the reincorporation. See "Certain Information Regarding Our Directors and Executive Officers" below.

         After the reincorporation takes effect, all future corporate actions will be governed by the Nevada Private Corporations Law and by Texxon-Nevada's Amended and Restated Articles of Incorporation and bylaws. These changes will alter your present rights as a stockholder of ours. See "Differences Between Our Charter and Bylaw Provisions and Those of Texxon-Nevada, and the Provisions of Nevada and Oklahoma Law" below. Texxon-Nevada's Amended and Restated Articles of Incorporation and bylaws are attached to this Information Statement as Exhibits B and C, respectively.

         While the reincorporation by merger will result in changes to our state of incorporation and name, as well as the other changes listed above, in reality, it will not result in any material changes to our business, management, assets, liabilities or net worth.

                              QUESTIONS AND ANSWERS

         The following questions and answers are intended to respond to questions you may have concerning our reincorporation in Nevada. These questions do not, and are not intended to, address all the questions that may be important to you. You should read the entire Information Statement carefully, as well as its exhibits and the documents incorporated by reference in this Information Statement.

Q:   WHAT ARE THE REASONS FOR THE REINCORPORATION AND RELATED TRANSACTIONS?

         A: Our board of directors believes that being governed by Nevada law will be beneficial to our company, because Nevada has detailed laws governing the organization and operation of a business corporation that are more favorable and flexible than comparable provisions of Oklahoma law. In addition, it is less expensive to operate as a corporation under Nevada law than Oklahoma law. For the foregoing reasons, many corporations throughout the United States that have initially chosen another state for their incorporation, have subsequently reincorporated in Nevada in a manner similar to our proposal for reincorporation.

         As of May 31, 2006, the date of the closing of the acquisition by a reverse merger of the acquisition of our company by TelePlus, Inc. (the "Closing Date"), four entities and individuals, Telenova, Ltd., Humax West, Inc., Helene Legrande and Claude Buchert received such number of our shares of TelePlus Acquisition convertible preferred stock, which, in the aggregate, gave them a majority of our voting power(the "TelePlus Acquisition Transaction"). Mr. Buchert is Chairan of the Board of Directors, President and CEO of our Company, and Ms. Legendre is a director, Executive Vice-President and Secretary. These four stockholders executed a written consent in favor of the reincorporation by merger.

Q. WHY ARE WE CHANGING THE NAME OF THE SURVIVING CORPORATION AFTER THE MERGER TO CONTINAN COMMUNICATIONS, INC.?

         For the past several years, we were engaged in locating a business opportunity to become our primary business operations. As a result of the closing of the TelePlus acquisition in August 2006 and the subsequent development of that business, we believe a rebranding strategy is appropriate to describe the nature of our business. We selected the name Continan Communications. "Continan" is a derivative of the Latin word "contineo," which means "to bring together". Our hope is that our new company name and the meaning it represents will bring together our customers, our strategic partners, our employees, and last but not least, our investors. We have always viewed everyone involved in our company as a team, and we hope that this renewed image will push our team to the next level of market success. Thus, we will change the name of our wholly-owned Nevada subsidiary immediately after the merger, to Continan Communications, Inc., to more accurately reflect our current and future business focus.

Q:   WHY AREN'T WE HOLDING A MEETING OF STOCKHOLDERS TO APPROVE THE
     REINCORPORATION?

         A: The board of directors has already approved the reincorporation plan and we have received the written consent of holders of our TelePlus Acquisition convertible preferred stock representing more than a majority of the voting power of our outstanding common stock and our TelePlus Acquisition convertible preferred stock voting together as a single class, approving the merger. Under the Oklahoma General Corporation Act and our charter documents this transaction may be approved by the written consent of a majority of the voting power of our common stock and TelePlus Acquisition convertible preferred stock entitled to vote on it. Since we have already received written consents representing the necessary number of votes, a meeting is not necessary and represents a substantial and avoidable expense.

Q:   WHAT ARE THE PRINCIPAL FEATURES OF THE REINCORPORATION?

         A: The reincorporation will be accomplished by our merger with and into Texxon-Nevada, our wholly-owned Nevada subsidiary. At the time of the merger, one fully paid and non-assessable share of Texxon-Nevada's common stock will be issued for each outstanding share of our common stock that is held by our stockholders and one share of our TelePlus Acquisition convertible preferred stock will be converted into one share of Texxon-Nevada TelePlus Acquisition convertible preferred stock. Upon effectiveness of the merger, the shares of Texxon, Inc. will cease trading on the over-the-counter bulletin board and the shares of Texxon-Nevada, Inc. will begin trading in their place, under a new trading symbol and CUSIP Number that has not been assigned yet. As a result of the merger, Texxon, Inc. will cease to exist and Texxon-Nevada will, to the extent permitted by law, succeed to all of our business, properties, assets and liabilities. See "Reincorporation By Merger" below.

         In addition, the company surviving the merger will be governed by the Nevada Private Corporations Law and by Texxon-Nevada's Amended and Restated Articles of Incorporation and bylaws, which will replace our current Articles of Incorporation and bylaws. These changes will alter your present rights as a stockholder of ours. See "Differences Between Our Charter and Bylaw Provisions and Those of Texxon-Nevada, and the Provisions of Nevada and Oklahoma Law" below.

         Subsequent to the effective date of the reincorporation, Texxon-Nevada will take all of the following actions, all of which have been approved by written consent of the holders of a majority of the issued and outstanding shares: (i) Texxon-Nevada will change its name to Continan Communications, Inc.;
(ii) the authorized capitalization of Texxon-Nevada will be increased in the manner described below; (iii) the Articles of Incorporation will be amended to permit the board of directors to authorize a reverse stock split without submitting any such proposal for approval by the stockholders; and (iv) there will be a 1 for 20 reverse stock split of all of the issued and outstanding shares of common stock, and a 1 for 4 reverse stock split of all of the issued and outstanding shares of TelePlus Acquisition convertible preferred shares. Each of these actions are described in the questions and answers below and under the section of this Information Statement entitled "Reincorporation by Merger."

Q:   HOW DOES REINCORPORATION AFFECT OUR OFFICERS AND DIRECTORS?

         A: Texxon-Nevada became a wholly-owned subsidiary of ours, effective as of March 13, 2006. Our officer and directors, are also the officers and directors of Texxon-Nevada. They will continue to serve in those capacities after the merger. See "Certain Information Regarding Our Directors and Executive Officers" below.

         The board of directors believes that Nevada law, like Oklahoma law, strikes an appropriate balance with respect to personal liability of directors and officers, and that reincorporation in Nevada will enhance our ability to recruit and retain directors and officers in the future, while providing appropriate protection for stockholders from possible abuses by directors and officers.

Q: HOW WILL THE REINCORPORATION AFFECT OUR STOCKHOLDERS AND THEIR SHARES OF CAPITAL STOCK?

         A: Our Articles of Incorporation authorize 50,000,000 shares of capital stock, $0.001 par value per share, of which 45,000,000 shares are authorized as common stock and 5,000,000 as preferred stock. As of the date hereof, 44,772,159 shares of our common stock were issued and outstanding. Of the preferred stock, we have 3,000,000 shares designated as TelePlus Acquisition convertible preferred stock that are outstanding. At the effective date of the merger, the same number of authorized and issued and outstanding shares will exist in Texxon-Nevada.

         However, immediately following the merger, Texxon-Nevada will file Amended and Restated Articles of Incorporation to increase its authorized capital stock to 110,000,000 shares of capital stock, $0.001 par value per share, of which 100,000,000 shares will be authorized as common stock and 10,000,000 will be designated as preferred stock. Therefore, after the filing of the Amended and Restated Articles of Incorporation takes effect, the only change in our capitalization will be (i) an increase in our authorized shares of common stock from 45,000,000 to 100,000,000 and (ii)an increase in our authorized shares of preferred stock from 5,000,000 to 10,000,000.

         By increasing our authorized shares of common stock and preferred stock, we will have additional shares of stock available for future actions, including acquisitions, capital raising transactions and employee stock incentive plans. Increasing our number of authorized shares of common stock and preferred stock will also allow our board of directors flexibility to act promptly in issuing stock to meet our future business needs, which may include:

         o   Acquisitions and mergers;
         o Financing transactions to improve our financial and business position;
         o   Stock splits or stock dividends;
         o   Recruiting employees and executives;
         o   Employee benefit plans; and
         o   Other proper business purposes.

         If additional shares are readily available, our board of directors will be able to act quickly to issue additional shares without spending the time and incurring the expense of soliciting proxies and holding additional stockholders' meetings. The board of directors, however, may issue additional shares of common stock and preferred stock without action on the part of the stockholders only if the action is permissible under Nevada law, and only if the rules of the exchange on which the common stock is then listed permit those issuances. Our common stock is currently not listed on an exchange, but is traded on the over-the-counter bulletin board. Accordingly, as noted above, after the effective date of the merger, Texxon-Nevada will file Amended and Restated Articles of Incorporation pursuant to which, under Nevada law, the board of directors will be authorized to cause a reverse stock split of the outstanding shares of Texxon-Nevada without an accompanying reduction in the authorized capitalization and without seeking stockholder approval.

         At the effective time of our merger with Texxon-Nevada, each share of our common stock that you hold will be converted into one share of Texxon-Nevada's common stock and each share of TelePlus Acquisition convertible preferred stock will be exchanged for one share of Texxon-Nevada TelePlus Acquisition convertible preferred stock. Each warrant to purchase a share of common stock of Texxon common stock will be converted into a warrant to purchase a share of Texxon-Nevada common stock upon the same terms and conditions and at the same exercise price. Therefore, after the effective date of the reincorporation, you will own the same class of stock and the same percentage ownership of Texxon-Nevada as you currently own of Texxon, Inc. Neither our company nor Texxon-Nevada will issue any additional shares of stock in connection with the reincorporation. The number of shares of our common stock and the number of shares and series of our preferred stock that are issued and outstanding on the effective date of the reincorporation by merger will become the number of shares of Texxon-Nevada outstanding immediately after the merger. However, after the effective date of the merger, as noted above, the board of directors will implement (i) a 1 for 20 reverse stock split of all of the issued and outstanding shares of common stock, and (ii) a 1 for 4 reverse stock split of all of the issued and outstanding shares of TelePlus Acquisition convertible preferred shares. Each of these actions has been authorized by the board of directors of Texxon, subject to the completion of the reincorporation by merger.

         After the reincorporation takes affect, our future corporate actions will be governed by the Nevada Private Corporations Law and by Texxon-Nevada's Amended and Restated Articles of Incorporation and bylaws. These changes will alter your present rights as one of our stockholders. See "Differences Between Our Charter and Bylaw Provisions and Those of Texxon-Nevada, and the Provisions of Nevada and Oklahoma Law" below.

         The rights, privileges, preferences and restrictions of each class and series of our stock are the same in all material respects of those of the same class and series of Texxon-Nevada. The following is a summary of the rights, privileges, preferences and restrictions of Texxon-Nevada's common and preferred stock:

         Texxon-Nevada Common Stock

         o Dividends: The holders of common stock are entitled to receive,ratably, dividends when, as and if declared by the board of directors out of funds legally available therefor.

         o Liquidation Preference: In the event of the liquidation, dissolution or winding up, the holders of common stock are entitled, subject to the rights of holders of preferred stock, if any, to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision is made for each class of stock, if any, having preference over the common stock.

         o Conversion: The holders of common stock have no conversion rights and they are not subject to further calls or assessments.

         o Preemption: The holders of common stock have no preemptive rights and they are not subject to further calls or assessments.

         o Voting Rights: The holders of common stock are entitled to one vote for each share held of record on all matters on which the holders of common stock are entitled to vote. Cumulative voting for directors is not permitted.

         o Redemption: There are no redemption or sinking fund provisions applicable to the common stock. The outstanding shares of common stock are fully paid.

         Texxon-Nevada TelePlus Acquisition Convertible Preferred Stock

         o Dividends: The holders of TelePlus Acquisition convertible preferred stock are entitled to receive, ratably, dividends when, as and if declared by the board of directors out of funds legally available therefor. If any dividend or other distributions are declared on our common stock, then a dividend or other distribution must also be declared on the outstanding TelePlus Acquisition convertible preferred stock at the same time and on the same terms and conditions, so that each holder of TelePlus Acquisition convertible preferred stock will receive the same dividend or distribution such holder would have received if the holder had converted his TelePlus Acquisition convertible preferred stock as of the record date for determining stockholders entitled to receive such dividend or distribution.

         o Liquidation Preference: In the event of the liquidation, dissolution or winding up, the holders of TelePlus Acquisition convertible preferred stock are entitled to receive a liquidation preference of $0.001 for each share of TelePlus Acquisition convertible preferred stock prior to payment being made to any junior stock.

         o Conversion: The holders of TelePlus Acquisition convertible preferred stock may convert each share into 27 shares of common stock.

         o Preemption: The holders of TelePlus Acquisition convertible preferred stock have no preemptive rights and they are not subject to further calls or assessments.

         o Voting Rights: The holders of TelePlus Acquisition convertible preferred stock are entitled to one vote for each share of common stock into which their TelePlus Acquisition convertible stock is then convertible (currently 27 shares). Cumulative voting is not permitted.

         o Redemption: There are no redemption or sinking fund provisions applicable to the TelePlus Acquisition convertible preferred stock. A the effective date of the merger, the outstanding shares of TelePlus Acquisition convertible preferred stock will be deemed fully paid.

         No shares of Texxon-Nevada's TelePlus Acquisition convertible preferred stock is outstanding and 3,000,000 shares will be issued at the time of the merger in exchange for the 3,000,000 shares of Texxon, Inc.'s TelePlus Acquisition convertible preferred stock.

         Texxon-Nevada Blank Check Preferred Stock

         Texxon-Nevada's Amended and Restated Articles of Incorporation authorize its board of directors to establish one or more additional series of preferred stock and to determine, with respect to any such series of preferred stock, its terms and rights,including:

         o   the designation of each series;

         o   the voting powers, if any, associated with each such series

         o whether dividends, if any, will be cumulative or noncumulative and the dividend rate of each series

         o the redemption rights and price or prices, if any, for shares of each series; and

         o preferences and other special rights, if any, of shares of each series in the event of any liquidation, dissolution, or distribution of Texxon-Nevada's assets.

Q:   HOW IS MY STOCK CONVERTED INTO SHARES OF TEXXON-NEVADA'S STOCK?

         A: As soon as the merger is effective you will cease to be a holder of Texxon, Inc. common stock and you will automatically become a holder of Texxon-Nevada's common stock. Your shares of Texxon, Inc. common stock will automatically convert into shares of Texxon-Nevada common stock on a one-for-one basis.

         Holders of our TelePlus Acquisition convertible preferred stock will automatically become holders of Texxon-Nevada's TelePlus Acquisition convertible preferred stock.

Q:   WILL I NEED TO OBTAIN NEW STOCK CERTIFICATES?

         A: At the effective time of the reincorporation by merger, each stock certificate representing shares of Texxon, Inc. stock that were issued and outstanding immediately before such effective time will automatically represent the same number of shares of stock of the same class and series of Texxon-Nevada. Shortly after the completion of the merger, Texxon-Nevda will send written notice to all stockholders of record with instructions on how to exchange their Texxon, Inc. stock certificates for Texxon-Nevada stock certificates.

         A stockholder seeking to make this exchange will be subject to normal requirements, including proper endorsement, signature guarantee, if required, and payment of applicable taxes. Before this exchange occurs, the Texxon, Inc. stock certificates that our stockholders hold as of the effective time of the merger will continue to validly represent the shares of Texxon-Nevada's stock that such stockholders acquire as a result of the merger. YOU DO NOT NEED TO EXCHANGE YOUR EXISTING TEXXON, INC. STOCK CERTIFICATES FOR STOCK CERTIFICATES OF TEXXON-NEVADA UNTIL WE REQUEST THIS EXCHANGE BY SEPARATE WRITTEN NOTICE.

         Even after we send you this exchange notice, if, for any reason, you fail to exchange your Texxon, Inc. stock certificates for Texxon-Nevada stock certificates, your Texxon, Inc. stock certificates will continue to validly represent the shares of Texxon-Nevada's stock that were formerly Texxon, Inc. shares evidenced by such certificates.

Q:   WILL MY STOCK REMAIN FREELY TRADEABLE?

         A: After completion of the merger, you may continue to make sales or transfers using Texxon, Inc. stock certificates. As noted above, until you exchange your Texxon, Inc. stock certificates for Texxon-Nevada stock certificates, your Texxon, Inc. stock certificates will continue to validly represent shares of Texxon-Nevada's stock that were formerly Texxon, Inc. shares evidenced by such certificates.

         Under Rule 145(a)(2) of the Securities Act of 1933, as amended, (the "Securities Act"), a merger which has the sole purpose of changing an issuer's domicile within the United States does not involve a sale of securities for purposes of the Securities Act. Accordingly, separate registration of shares of common stock or preferred stock of Texxon-Nevada will not be required in connection with the merger.

         If you hold shares of ours that are freely tradable before the effective time of the merger, you will own the same number of freely tradeable shares of Texxon-Nevada after the effective time. Similarly, if you hold any securities of ours with transfer restrictions before the effective time of the merger, you will hold equivalent securities of Texxon-Nevada after the effective time with the same transfer restrictions. For purposes of computing the holding period under Rule 144 of the Securities Act, any stock of Texxon-Nevada acquired on conversion of your Texxon, Inc. stock upon the merger will be deemed to have been acquired on the date that you originally acquired those shares of Texxon, Inc.

Q: CAN I REQUIRE THE COMPANY TO PURCHASE MY STOCK?

         A: Yes, under Oklahoma law, you can require the company to purchase your stock because the stock is not listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. and does not otherwise qualify for any other exemption from appraisal rights under Oklahoma law. In order to be eligible for appraisal rights (i) you may not vote for the merger, and (ii) you must exercise and perfect your appraisal rights within strict time frames and using certain procedures prescribed by the Oklahoma General Corporation Act. These procedures are outlined below (see "Reincorporation by Merger-Appraisal Rights". In addition, the complete text of the Oklahoma statute governing merger appraisal rights is attached as Exhibit D to this Information Statement.

Q:   WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER?

         A: We believe that the merger will be a tax-free reorganization under
Section 368 of the Internal Revenue Code of 1986, as amended. Accordingly, for federal income tax purposes, you should not recognize any gain or loss by reason of the merger. Each share of Texxon-Nevada's stock that you acquire by reason of the merger should have the same tax basis and the same holding period as the equivalent Texxon, Inc. stock from which such shares of Texxon-Nevada stock were converted, provided that you hold such shares of Texxon, Inc. stock as a capital asset on the date the merger is effected.

         For federal income tax purposes, neither our company nor Texxon-Nevada will recognize any gain or loss by reason of the merger. Texxon-Nevada will generally succeed, without adjustment, to the tax attributes of Texxon, Inc. There should be no accounting consequences of the merger, as Texxon-Nevada will succeed to the accounts and accounting methods of Texxon, Inc.

         Tax provisions are complex and subject to change. This summary is included for general information only and does not purport to be a complete discussion of all of the possible federal tax consequences of the merger. No effort has been made here to summarize the treatment of the merger under the various tax laws of states to which our stockholders are subject. WE URGE YOU TO CONSULT YOUR OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES OF THE MERGER WITH RESPECT TO THE APPLICATION AND EFFECT OF YOUR OWN STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX LAWS.

Q:   WHAT IS THE ACCOUNTING TREATMENT OF THE MERGER?

         A: In accordance with generally accepted accounting principles, we will account for the merger as a reorganization of entities under common control at historical cost.

Q:   ARE THERE ANY REGULATORY APPROVALS REQUIRED FOR THE MERGER?

         A: No regulatory approvals are required for the merger.

Q:   WHO WILL PAY THE COSTS OF REINCORPORATION?

         A: We will pay all of the costs of reincorporation in Nevada, including distributing this Information Statement and the cost of exchanging certificates representing shares of Texxon, Inc. for certificates representing shares of Texxon-Nevada. We may also pay brokerage firms and other custodians for their reasonable expenses for forwarding information materials to the beneficial owners of our common stock. We do not anticipate contracting for other services in connection with the reincorporation.

Q:   CAN THE MERGER BE ABANDONED OR CHANGED?

         A: We anticipate that the merger will become effective as soon as practicable twenty (20) days after the distribution of this Information Statement. However, the agreement and plan of merger relating to the reincorporation provides that the merger may be abandoned by our board of directors at any time before the effective time, even though it has already been approved by our stockholders. In addition, we may amend the agreement before the effective time, either before or after the receipt of stockholder approval. However, we may not amend the agreement if such amendment would alter or change the amount or kind of shares to be received by our stockholders in the merger, alter or change any term of Texxon-Nevada's Articles of Merger, or cause any alteration or change that would adversely affect our stockholders, without first receiving the necessary stockholder consents.

Q:   WHAT ARE THE DISADVANTAGES OF REINCORPORATING IN NEVADA?

         A: Despite the unanimous belief of our board of directors that reincorporation in Nevada is in the best interests of our company and its stockholders, Oklahoma law and Nevada law differ in some respects. With respect to some of these differences, Nevada law may be less favorable to stockholders than Oklahoma law. For a comparison of stockholders' rights under Nevada and Oklahoma law, see "Differences Between Our Charter Provisions and Those of Texxon-Nevada, and the Provisions of Nevada and Oklahoma Law" below.

DIFFERENCES BETWEEN OUR CHARTER PROVISIONS AND THOSE OF TEXXON-NEVADA AND THE PROVISIONS OF NEVADA AND OKLAHOMA LAW

         There are differences between our Articles of Incorporation and the proposed Amended and Restated Articles of Incorporation of Texxon-Nevada, and between Oklahoma's General Corporation Act, which currently governs our company, and the Nevada Private Corporations Law, which currently governs Texxon-Nevada, and which will govern the surviving company following the reincorporation. References below to Oklahoma law and Nevada law describe such laws as currently in effect. The following summary describes what the board of directors, with the advice of counsel, believes to be the most significant differences and similarities between our charter documents and Texxon-Nevada's and between Oklahoma law and Nevada law that you should be aware of. This summary does not purport to be a complete description of such differences and similarities, or to give full effect to the provisions of statutory or common law. You should note that many provisions of Oklahoma's General Corporation Act and the Nevada Private Corporations Law may be subject to differing interpretations. The following is a summary only and may be incomplete in certain respects. The following discussion is not a substitute for direct reference to the statutes themselves or for professional interpretation of them. Accordingly, this summary is subject to, and qualified in its entirety by, reference to Oklahoma's General Corporation Act and the Nevada Private Corporations Law, and relevant case law, as currently in effect, and to Texxon-Nevada's and our respective charter documents.

SPECIAL MEETINGS OF STOCKHOLDERS

Oklahoma Law:

         A special meeting of stockholders may be called by:

         o   the corporation's board of directors; or

         o the person or persons authorized by the corporation's bylaws or Certificate of incorporation to call a special meeting.

Nevada Law:

         A special meeting may be called by:

         o   a corporation's board of directors;

         o   the corporation's president; or

         o   any other person specified in the charter or the bylaws.

         In addition in Nevada a special meeting of the stockholders must be called by the secretary of the corporation upon written request of the stockholders entitled to cast at least 25% of all the votes entitled to be cast at the meeting, unless otherwise provided in the Articles of Incorporation.

Bylaws Comparison:

         Texxon-Nevada's bylaws provide that a special meeting may be called by the board of directors, by the president, or by one or more stockholders holding not less than twenty-five (25%) of the issued and outstanding voting shares of the corporation or a meeting may be held at any time without notice upon unanimous consent of the stockholders. These provisions are the same as those in our bylaws.

INSPECTION OF STOCKHOLDER LIST

Oklahoma Law:

         Stockholders in an Oklahoma corporation have the right to inspect and make copies of a corporation's stock ledger, stockholder list and other books and records during normal business hours upon written demand made under oath stating the purpose of the inspection, which purpose must be reasonably related to the person's interest as a stockholder. Stockholders also have the right to examine the books and records of a subsidiary if the corporation can obtain the records through the exercise of control over the subsidiary, unless the inspection will result in a breach of any agreement between the corporation or its subsidiary and any third party, or the subsidiary has a legal basis to deny access. If a corporation does not comply within applicable time periods, a court may summarily order compliance.

Nevada Law:

         One or more persons who together hold of more than fifteen (15%) percent of any class of stock of a Nevada corporation may inspect and copy the corporation's books of account and its stock ledger during usual business hours. If a corporation does not comply within applicable time periods, a court may summarily order compliance. It should be noted, however, that the right of inspection does not apply where a corporation, such as ours, is required to furnish its stockholders with detailed financial information or has filed all reports it is required to file under section 13 or 15(d) of the Securities Exchange Act.

Company Comparison:

         Both our bylaws and those of Texxon-Nevada do not provide for any right of inspection by its stockholders.

STOCKHOLDER CONSENT TO ACTION WITHOUT MEETING

Oklahoma Law:

         Unless the Articles of Incorporation provide otherwise, stockholders may take any action by written consent signed by the holders of outstanding stock having not less than the minimum number of votes necessary to authorize the action at a meeting in which all shares entitled to vote were present. For a corporation whose stock is traded on a national securities exchange or registered under Section 12(g) of the Exchange Act of 1934 and which has 1,000 or more stockholders, the written consent must be signed by all stockholders.

Nevada Law:

         Under Nevada law, any action requiring the vote of stockholders, may be taken without a meeting, if: (i) a majority of the shares owned by stockholders entitled to vote on the matter consent in writing to the action proposed to be taken, and (ii) the corporation gives written notice of the action so taken to its remaining stockholders.

Company Comparison:

         The by-laws of both companies permit action by written consent signed by the holders of outstanding stock having not less than the minimum number of votes necessary to authorize the action at a meeting in which all shares entitled to vote were present

CUMULATIVE VOTING; PLURALITY ELECTION OF DIRECTORS

Oklahoma Law:

         Oklahoma permits, but does not require, cumulative voting. Cumulative voting entitles each stockholder to have as many votes as there are persons to be voted for, and permits the holder to cast these votes for one candidate or any combination of two or more candidates.

         Oklahoma Law provides that directors are elected by a plurality of votes (i.e., the director(s) receiving the most votes win). A majority of votes is not required in order to be elected.

Nevada Law:

         Similarly, Nevada law permits, but does not require, cumulative voting. Election of directors is by a plurality of votes unless the charter of the corporation provides otherwise.

Company Comparison:

         Both our Articles of Incorporation do not provide for cumulative voting rights in the election of directors. In addition, Texxon-Nevada's Charter does not contain a provision providing for election of directors other than by a plurality of votes. Accordingly, the holders of a majority of the outstanding voting power of our company can now elect all of our directors, and they will continue to be able to do so after the merger.

CLASSIFIED BOARD OF DIRECTORS

Oklahoma Law:

         If provided for in a company's charter or bylaws, its board of directors may be divided into up to three classes who serve overlapping terms. If a corporation has a classified board, each year a successive class of directors is elected.

Nevada Law:

         Articles of incorporation may provide for a classified board of directors, provided, however, that at least one-fourth of all such directors must be elected each year.

Company Comparison:

         Neither our Articles of Incorporation, nor Texxon-Nevada's Amended and Restated Articles of Incorporation provide for a classified board.

AUTHORIZED NUMBER OF DIRECTORS

Oklahoma Law:

         A corporation must have at least one director. The number of directors is determined as set forth in the bylaws, unless the Articles of Incorporation provide otherwise.

Nevada Law:

         A corporation must have a minimum of one director, as provided in the charter. The number of directors may be changed as provided in the bylaws.

Company Comparison:

         Our bylaws currently provide for a board of not less than one director with the absolute number to be determined by the board. Currently, there are five directors in office. Texxon-Nevada's bylaws contain the same provision.

QUORUM OF DIRECTORS

Oklahoma Law:

         A majority of directors shall constitute a quorum unless the corporation's Articles of Incorporation or bylaws establish a higher or lower number. In no event may a quorum consist of fewer than one-third of the directors.

Nevada Law:

         Unless a corporation's Articles of Incorporation or bylaws require a greater or lesser number, a majority of the directors then in office constitutes a quorum. However, a quorum may not be less than one-third of the board, unless there are only 2 or 3 directors, in which case a quorum will not be less than 2. If there is only 1 director, that one will constitute a quorum.

Company Comparison:

         Our bylaws and Texxon-Nevada's bylaws provide that a quorum is a majority of those directors in office.

REMOVAL OF DIRECTORS AND FILLING OF VACANCIES

Oklahoma Law:

         Directors may be removed by a majority vote of the stockholders entitled to vote for the election of directors, with or without cause, unless the corporation's Articles of Incorporation provide that directors can only be removed for cause. However, directors serving on classified boards may only be removed for cause. If a corporation has cumulative voting and if less than the entire board is to be removed, a director may not be removed without cause if the votes cast against removal would be sufficient to elect such director if they were cumulatively voted at an election of the entire board of directors, or if the board is classified, at an election of the class of which such director is a part.

         Unless a corporation's Articles of Incorporation provide otherwise, vacancies on the corporation's board, including a vacancy resulting from an increase in the number of directors, may be filled by stockholder vote or by a majority vote of the directors.

Nevada Law:

         Directors may be removed by a majority vote of the stockholders entitled to vote for the election of directors, with or without cause unless the corporation's Articles of Incorporation provide that directors can only be removed for cause. However, directors serving on classified boards may only be removed for cause. If a corporation has cumulative voting and if less than the entire board is to be removed, a director may not be removed without cause if the votes cast against removal would be sufficient to elect such director if they were cumulatively voted at an election of the entire board of directors, or if the board is classified, at an election of the class of which such director is a part.

         Unless a corporation's Articles of Incorporation provide otherwise, vacancies may be filled by a majority of the board. In addition, vacancies resulting from removal of a director may be filled by stockholder vote.

Company Comparison:

         Our Articles of Incorporation do not provide that a director may be removed with or without cause, by a majority vote of the stockholders; therefore, we are subject to the removal provisions of the Oklahoma statute. Texxon-Nevada's Amended and Restated Articles of Incorporation are silent on the issue and thus are governed by the provision of Nevada law permitting removal by majority vote of the stockholders, with or without cause.

APPRAISAL RIGHTS

Oklahoma Law:

         In the event of a merger or consolidation, stockholders who did not vote in favor of, or consent to the merger are, after compliance with statutory procedures, entitled to have a district court determine the fair value of their shares and to receive such fair value from the surviving company in exchange for their shares. However, stockholders are not entitled to appraisal rights if, the stockholder's shares are (i) listed on a national securities exchange or designated as a national market system security on an inter-dealer quotation system by the National Association of Securities Dealers, Inc., or (ii) held of record by more than 2,000 stockholders, unless the stockholders are required by the terms of the merger agreement to accept any thing other than any one or combination of the following:

         o   shares of stock of the surviving corporation;

         o shares of stock of any other corporation that will be either not be listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or held of record by more than two thousand holder; or

         o cash in lieu of fractional shares or fractional depository receipts.

Nevada Law:

         Nevada Law permits a stockholder to demand and receive payment of the fair value of the holder's stock upon a merger or consolidation unless:

         o The stock is listed on a national securities exchange, is designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or is designated for trading on the NASDAQ Small Cap Market;

         o the stock is that of the successor in a merger (unless the merger alters the contract rights of the stock expressly set forth in the charter and the charter does not reserve the right to do so);

         o the stock is to be converted in whole or in part in the merger into something other than either stock in the successor or cash, scrip, or other rights or interests arising out of provisions for the treatment of fractional shares of stock of the successor);

         o the stockholder is not entitled to vote on the transaction (other than in connection with a merger of a parent and 90% owned subsidiary where no vote is required under section 92A.180 of the Nevada Private Corporations Law), or the stockholder did not own the stock on the record date for determining stockholders entitled to vote on the transaction;

         o the charter provides that the holders of the stock are not entitled to exercise the rights of an objecting stockholder; or

         o the stock is that of an open-end investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and the value placed on the stock in the transaction is its net asset value.

Company Comparison:

         Stockholders in our company are entitled to receive appraisal rights under Oklahoma law in connection with our merger to reincorporate, and would also be entitled to receive such rights if we were already governed by Nevada law.

DIVIDENDS

Oklahoma Law:

         Subject to any restrictions contained in its Articles of Incorporation, the board of directors may declare and pay dividends out of its surplus, or if there is no surplus, out of its net profits for the fiscal year in which the dividend is declared and/or its net profits for the preceding fiscal year. Dividends may not be declared and paid if the aggregate capital of the corporation becomes less than the aggregate capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets, until such capital is repaired.

Nevada Law:

         A corporation's board of directors may declare and pay dividends, unless after giving effect to the distribution (i) the corporation would not be able to pay its debts as they become due in the usual course of business, or
(ii) the corporation's total assets would be less than the sum of the corporation's total liabilities plus amounts payable to stockholders having preferential rights to assets in the event of dissolution of the corporation.

Company Comparison:

         Both our bylaws and those of Texxon-Nevada permit dividends to be declared and paid to the extent permitted by law in the discretion of the board of directors. Dividends may be paid in cash, property of shares of our capital stock.

PURCHASE AND REDEMPTION OF STOCK

Oklahoma Law:

         Every corporation may acquire, redeem or otherwise deal in its own stock, unless the capital of the corporation is impaired or when the purchase or redemption would cause an impairment; provided however, a corporation may purchase or redeem capital stock which is entitled to a preference upon any distribution of its assets or, if no shares entitled to a preference are outstanding, any of its own shares if such shares will be retired upon their acquisition and the capital of the corporation will be reduced.

Nevada Law:

         A corporation may redeem or acquire its stock unless as a result, it would not be able to pay indebtedness as it becomes due in the usual course of business, or its total assets would be less than the sum of its total liabilities plus (unless the charter permits otherwise) the amount that would be needed to satisfy the preferential rights of stockholders holding stock with superior preferential rights to that being redeemed, if the corporation were dissolved at the time of the redemption.

AMENDMENTS TO CHARTER DOCUMENTS

Oklahoma Law:
-------------

         In order to amend a corporation's Articles of Incorporation the board of directors must adopt a resolution setting forth the amendment and declaring its advisability. It must then be approved by a stockholders owning a majority of the stock entitled to vote, and if separate voting by class is required, a majority of such class.

Nevada Law:

         Generally, in order to amend the corporation's Articles of Incorporation, the board of directors must adopt a resolution setting forth and declaring advisable the proposed amendment and directing that the proposed amendment be submitted to stockholders for a vote. The affirmative vote of a majority of all the votes entitled to be cast on the matter is required.


Company Comparison

         After the merger, in order to amend the certificate of incorporation, a majority vote of the stockholders will still be required.

RELIANCE BY DIRECTORS

Oklahoma Law:

         A member of the board of directors of a corporation or a member of any committee designed by the board of directors will, in the performance of his or her duties, be fully protected in relying in good faith upon the records of the corporation and upon such information, opinions, reports, or statements presented to the corporation by any of the corporation's officers or employees, or committees of the board of directors, or by any other person as to matters the member reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the corporation.

Nevada Law:

         A director may rely on any information, report, or statement, including any financial statement or other financial data, prepared or presented by: (i) an officer or employee of the corporation whom the director reasonably believes to be reliable and competent in the matters presented, or (ii) a lawyer, certified public accountant, or other person, as to a matter which the director reasonably believes to be within the person's professional or expert competence. The director must act in good faith and he or she is not acting in good faith if he or she has any knowledge concerning the matter in question which would cause such reliance to be unwarranted.

LIMITATION ON LIABILITY AND INDEMNIFICATION OF DIRECTORS AND OTHER PERSONS

Oklahoma Law

         A corporation may indemnify its present and former directors, officers, employees and agents, among others, if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. The corporation may advance indemnification expenses if it receives an undertaking by or on behalf of the indemnitee to repay the amount advance if it is ultimately determined that the person was not entitled to be indemnified.

Nevada Law:

         A corporation may indemnify any director made a party to any proceeding by reason of service in that capacity unless it is established that the act or omission of the director was material to the matter giving rise to the proceeding and was committed in bad faith; was the result of active and deliberate dishonesty; or the director actually received an improper personal benefit in money, property, or services; or in the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. The corporation may advance indemnification expenses if it receives an undertaking from the indemnittee to repay the advance if it is ultimately determined that such person's conduct did not meet the statutory standard required for indemnification.

Company Comparison

         Our bylaws and the Amended and Restated Articles of Incorporation of Texxon-Nevada obligate the respective companies to indemnify its directors and officers to the maximum extent permitted by law.

TRANSACTIONS WITH OFFICERS AND DIRECTORS

Oklahoma Law:

         Contracts or transactions in which a director or officer of a corporation is financially interested are not automatically void or voidable, if(i) the director disclosed his or her interest to the board of directors, and after disclosure, the transaction was approved by a majority of disinterested directors, even if fewer than a quorum or the director disclosed his or her interest to the stockholders and, after disclosure, the transaction was approved by disinterested holders of a majority of shares entitled to vote on the matter; or (ii) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified, by the board of directors, a committee thereof, or the stockholders.

Nevada Law:

         Under Nevada law, contracts or transactions in which a director or officer of a corporation is financially interested are not automatically void or voidable, (i) if the fact of the interest is disclosed or known by the board, and the board approves or ratifies the contract or transaction by an affirmative vote of a majority of disinterested directors, even if less than a quorum, or the interest is disclosed to the stockholders entitled to vote with respect to such contract or transaction and it is approved or ratified by a majority of stockholders other than the interested director or officer, or (ii) the contract or transaction is fair as to the corporation.

ANTI-TAKEOVER PROVISIONS

Oklahoma Law:

         A "Control Share Acquisition" is an acquisition of shares which gives an acquiring person voting power falling within one of the following three categories: (i) one-fifth or more, but less than one-third of the voting power,
(ii) one-third or more, but less than a majority of the voting power, or (iii) a majority or more of the voting power. Once a Control Share Acquisition is deemed to have occurred, the voting power of all of the Control Shares (i.e. the shares which are subject to the Control Share Acquisition Statute) is reduced to zero unless and until the potential acquirer files certain disclosures and the stockholders of the issuer approve a resolution restoring to the control shares the same voting rights they would have had before the Control Share Acquisition was deemed to have occurred, subject to certain exceptions.

         Unless otherwise provided in a corporation's Articles of Incorporation or bylaws before a control share acquisition has occurred, in the event control shares are accorded full voting rights and the acquiring person has acquired control shares with a majority or more of all voting power, all stockholders of the issuing public corporation have dissenters' rights to receive the fair value of their shares.

         Takeovers may also be deterred by Oklahoma's restriction on corporations engaging in business combinations with interested stockholders, i.e., stockholders who own more than 15% of the voting stock of the corporation. For three years following the date that a stockholder becomes an interested stockholder, a corporation and the interested stockholder may not engage in a business combination unless:

         o prior to the that time, the board of directors of the corporation approved either the business combination or the transaction which resulted in the person becoming an interested stockholder;

         o upon consummation of the transaction which resulted in the person becoming an interested stockholder, the interested stockholder owned at least eighty-five percent (85%) of the outstanding stock of the corporation at the time the transaction commenced;

         o at or subsequent to such time, the business combination is approved by the board of directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at lease two-thirds of the outstanding voting stock which is not owned by the interested stockholder.

         The provisions of Oklahoma law prohibiting business combinations with interested stockholders are not currently applicable to us, but would become so in the event that our common (or another class of our voting stock) is listed on a national securities exchange, authorized for quotation on the Nasdaq Stock Market, or held of record by 1,000 or more stockholders.

Nevada Law

         Under Nevada law, a control share acquisition is one in which a stockholder acquires: (i) one-tenth or more, but less than one-third of all voting power; (ii) One-third or more, but less than a majority of all voting power; or (iii) a majority or more of all voting power. Nevada's Control Share Act provides that control shares of a Nevada corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. The Control Share Act also does not apply to the voting rights of shares of stock if the acquisition of those shares has been approved or exempted by the charter or bylaws of the corporation or to shares acquired in a merger, consolidation, or share exchange in which the corporation is a party.

         Nevada law prohibits certain business combinations (including a merger, consolidation, share exchange or, in certain circumstances, an asset transfer or issuance or reclassification of equity securities) between a Nevada corporation and any interested stockholder for five years after the interested stockholder becomes an interested stockholder. An "interested stockholder" is defined as any person that (i) owns 10% or more of the corporation's voting stock; or (ii) is an affiliate or associate of the corporation and was the owner of 10% or more of the corporation's voting stock at any time within the two-year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder. A Nevada corporation may engage in a business combination with an interested stockholder under certain circumstances including circumstances in which, prior to the person becoming an interested stockholder, the corporation's board of directors approved the business combination with the interested stockholder or the transaction in which the person becomes an interested stockholder.

         After the five-year period expires, any such business combination must be recommended by the board of directors of such corporation and approved by the affirmative vote of at least (i) 80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation, and (ii) two-thirds of the votes entitled to be cast by holders of voting stock of the corporation, other than shares held by the interested stockholder with whom the business combination is to be effected or held, unless, among other conditions, the corporation's common stockholders receive a minimum price for their shares and the consideration is received in cash or in the same form as previously paid by the interested stockholder for its shares.

                         DISSENTER'S RIGHTS OF APPRAISAL

         Under Oklahoma law, in the event of a merger or consolidation, stockholders who did not vote in favor of, or consent to the merger are, after compliance with statutory procedures, entitled to have a district court determine the fair value of their shares and to receive such fair value from the surviving company in exchange for their shares. However, stockholders are not entitled to appraisal rights if the stockholder's shares are (i) listed on a national securities exchange or designated as a national market system security on an inter-dealer quotation system by the National Association of Securities Dealers, Inc., or (ii) held of record by more than 2,000 stockholders, unless the stockholders are required by the terms of the merger agreement to accept anything other than any one or combination of the following:

         o   shares of stock of the surviving corporation;

         o shares of stock of any other corporation that will be either not be listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or held of record by more than two thousand holder; or

         o cash in lieu of fractional shares or fractional depository receipts.

         Accordingly, appraisal rights are available in connection with our reincorporation by merger, and a summary of these procedures follows immediately below. The summary is qualified in its entirety by the text of the Oklahoma statute describing these rights, a copy of which is attached as Exhibit D to this Information Statement. All stockholders are urged to read the summary and the statute carefully. Failure to follow the procedures outlined therein ca result in the loss of your appraisal right.

YOU ARE ENTITLED TO DISSENT FROM ANY OF THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT OR TO DEMAND APPRAISAL OF YOUR SHARES AS A RESULT OF SUCH ACTIONS.

Appraisal Rights

         If the merger is completed, our stockholders are entitled to appraisal rights under Section 18-1092 of the Oklahoma General Corporation Act ("OGCA"), provided that they comply with the conditions established by Section 18-1092.

         The discussion below is not a complete summary regarding a Texxon stockholder's appraisal rights under Oklahoma law and is qualified in its entirety by reference to the text of the relevant provisions of Oklahoma law, which are attached to this Information Statement as Exhibit D. Stockholders intending to exercise appraisal rights should carefully review Exhibit D. Failure to follow precisely any of the statutory procedures set forth in Exhibit D may result in a termination or waiver of these rights.

         A record holder of shares of Texxon capital stock who makes the demand described below with respect to such shares, who continuously is the record holder of such shares through the effective time of the merger, who otherwise complies with the statutory requirements of Section 18-1092 and who neither votes in favor of the merger nor consents thereto in writing will be entitled to an appraisal by the Oklahoma State Court, of the fair value of his, her or its shares of Texxon capital stock in lieu of the consideration that such stockholder would otherwise be entitled to receive pursuant to the merger agreement. All references in this summary of appraisal rights to a "stockholder" or "holders of shares of Texxon capital stock" are to the record holder or holders of shares of Texxon capital stock. Except as described herein, stockholders of Texxon will not be entitled to appraisal rights in connection with the merger.

         Under Section 18-1092, where a merger is to be submitted for approval at a meeting of stockholders, not fewer than 20 days prior to the meeting, a constituent corporation must notify each of the holders of its stock for whom appraisal rights are available that such appraisal rights are available and include in each such notice a copy of Section 18-1092. This Information Statement shall constitute such notice to the record holders of Texxon capital stock.

         Stockholders who desire to exercise their appraisal rights must satisfy all of the conditions of Section 18-1092. Those conditions include the following:

         o Stockholders electing to exercise appraisal rights must not vote "for" the adoption of the merger agreement. Voting "for" the adoption of the merger agreement will result in the waiver of appraisal rights.

         o A written demand for appraisal of shares must be filed with Texxon before the effective date for the merger agreement described in the Information Statement. The written demand for appraisal should specify the stockholder's name and mailing address, and that the stockholder is thereby demanding appraisal of his or her Texxon capital stock. The written demand for appraisal of shares is separate from a vote against the merger agreement or an abstention from such vote. That is, failure to vote against, or abstain from voting on, the merger will not satisfy your obligation to make a written demand for appraisal.

         o A demand for appraisal must be executed by or for the stockholder of record, fully and correctly, as such stockholder's name appears on the stock certificate. If the shares are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, this demand must be executed by or for the fiduciary. If the shares are owned by or for more than one person, as in a joint tenancy or tenancy in common, such demand must be executed by or for all joint owners. An authorized agent, including an agent for two or more joint owners, may execute the demand for appraisal for a stockholder of record. However, the agent must identify the record owner and expressly disclose the fact that, in exercising the demand, he is acting as agent for the record owner. A person having a beneficial interest in Texxon capital stock held of record in the name of another person, such as a broker or nominee, must act promptly to cause the record holder to follow the steps summarized below in a timely manner to perfect whatever appraisal rights the beneficial owners may have.

         o A stockholder who elects to exercise appraisal rights should mail or deliver his, her or its written demand to Texxon at 11601 Wilshire Blvd.-Suite 2030, Los Angeles, California 90025Attention:
             Helene Legedre, Secretary.

         Within 10 days after the effective time of the merger, Texxon must provide notice of the effective time of the merger to all Texxon stockholders who have complied with Section 18-1092 and have not voted in favor of the adoption of the merger agreement.

         Within 120 days after the effective time of the merger, either Texxon or any stockholder who has complied with the required conditions of Section 18-1092 may file a petition in the Oklahoma Court, with a copy served on Texxon in the case of a petition filed by a stockholder, demanding a determination of the fair value of the shares of all stockholders seeking to exercise appraisal rights. There is no present intent on the part of Texxon to file an appraisal petition, and stockholders seeking to exercise appraisal rights should not assume that Texxon will file such a petition or that Texxon will initiate any negotiations with respect to the fair value of such shares. Accordingly, holders of Texxon capital stock who desire to have their shares appraised should initiate any petitions necessary for the perfection of their appraisal rights within the time periods and in the manner prescribed in Section 18-1092.

         Within 120 days after the effective time of the merger, any stockholder who has satisfied the requirements of Section 18-1092 will be entitled, upon written request, to receive from Texxon a statement setting forth the aggregate number of shares of Texxon common stock and Texxon TelePlus convertible preferred stock not voting in favor of the adoption of the merger agreement and with respect to which demands for appraisal were received by Texxon and the aggregate number of holders of such shares. Such statement must be mailed within 10 days after the stockholder's request has been received by Texxon or within 10 days after the expiration of the period for the delivery of demands as described above, whichever is later.

         If a petition for an appraisal is timely filed and a copy thereof is served upon Texxon, Texxon will then be obligated, within 20 days after service, to file in the office of the Oklahoma court a duly verified list containing the names and addresses of all stockholders who have demanded an appraisal of their shares and with whom agreements as to the value of their shares have not been reached. After notice to stockholders, as required by the Oklahoma Court, at the hearing on such petition, the Oklahoma Court will determine which stockholders are entitled to appraisal rights. The Oklahoma Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Oklahoma Court for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Oklahoma Court may dismiss the proceedings as to such stockholder. Where proceedings are not dismissed, the Oklahoma Court will appraise the shares of Texxon capital stock owned by such stockholders, determining the fair value of such shares exclusive of any element of value arising from the accomplishment or expectation of the merger, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value.

         Although the board of directors of Texxon believes that the merger consideration is fair, no representation is made as to the outcome of the appraisal of fair value as determined by the Oklahoma Court, and stockholders should recognize that such an appraisal could result in a determination of a value higher or lower than, or the same as, the consideration they would receive pursuant to the merger agreement. Moreover, Texxon does not anticipate offering more than the merger consideration to any stockholder exercising appraisal rights and reserves the right to assert, in any appraisal proceeding, that, for purposes of Section 18-1092, the "fair value" of a share of Texxon capital stock is less than the merger consideration. In determining "fair value," the Oklahoma Court is required to take into account all relevant factors. The cost of the appraisal proceeding, which does not include attorneys' or experts' fees, may be determined by the Oklahoma Court and taxed against the dissenting stockholder and/or Texxon as the Oklahoma Court deems equitable under the circumstances. Each dissenting stockholder is responsible for his or her attorneys' and expert witness expenses, although, upon application of a dissenting stockholder, the Oklahoma Court may order that all or a portion of the expenses incurred by any dissenting stockholder in connection with the appraisal proceeding, including without limitation, reasonable attorneys' fees and the fees and expenses of experts, be charged pro rata against the value of all shares of stock entitled to appraisal.

         Any stockholder who has duly demanded appraisal in compliance with
Section 18-1092 will not, after the effective time of the merger, be entitled to vote for any purpose any shares subject to such demand or to receive payment of dividends or other distributions on such shares, except for dividends or distributions payable to stockholders of record at a date prior to the effective time of the merger.

         At any time within 60 days after the effective time of the merger, any stockholder will have the right to withdraw his, her or its demand for appraisal and to accept the terms offered in the merger agreement. After this period, a stockholder may withdraw his, her or its demand for appraisal and receive payment for his, her or its shares as provided in the merger agreement only with the consent of Texxon. If no petition for appraisal is filed with the court within 120 days after the effective time of the merger, stockholders' rights to appraisal, if available, will cease. Inasmuch as Texxon has no obligation to file such a petition, any stockholder who desires a petition to be filed is advised to file it on a timely basis. Any stockholder may withdraw such stockholder's demand for appraisal by delivering to Texxon a written withdrawal of his, her or its demand for appraisal and acceptance of the merger consideration, except (i) that any such attempt to withdraw made more than 60 days after the effective time of the merger will require written approval of Texxon and (ii) that no appraisal proceeding in the Oklahoma Court shall be dismissed as to any stockholder without the approval of the Oklahoma Court, and such approval may be conditioned upon such terms as the Oklahoma Court deems just.

         Failure by any Texxon stockholder to comply fully with the procedures described above and set forth in Exhibit D to this Information Statement may result in termination of such stockholder's appraisal rights. In view of the complexity of exercising appraisal rights under Oklahoma law, any Texxon stockholder considering exercising these rights should consult with legal counsel.

          INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

         No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee, or any other person, has any substantial interest, direct or indirect, by security holdings or otherwise, in the reincorporation by merger, or transactions contemplated by the reincorporation that is not shared by all other stockholders.

               VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Voting Securities

         The securities that would have been entitled to vote if a meeting had been held regarding the reincorporation consist of shares of our common stock and shares of our TelePlus Acquisition convertible preferred stock, voting together as a single class. Each share of our common stock is entitled to one vote and each share of TelePlus Acquisition convertible preferred stock is entitled to 27 votes. On October 18, 2006, the record date for determining our stockholders who would have the right to vote on our reincorporation, 44,772.159 shares of our common stock were outstanding and 3,000,000 shares of our TelePlus Acquisition convertible preferred stock were outstanding.

         The following table sets forth, as of the date of this Information Statement information regarding the beneficial ownership of shares of the common stock by each person known by the Company to own five percent or more of the outstanding shares of common stock, by each of the officers, by each of the directors, and by the officers and directors as a group. PLEASE NOTE, however, that the TelePlus acquisition transaction was closed through the use of convertible preferred stock (3,000,000 shares of the "TelePlus Acquisition Series of Preferred Stock), each of which is convertible into 27 shares of the Company's Common Stock following the Reincorporation and the Merger of the Company into Texxon-Nevada in the State of Nevada. Accordingly, for purposes of this chart, the shares of preferred stock are treated as already having been converted into 81,000,000 shares of the Common Stock of the Company (3,000,000 x 27 = 81,000,000) so as to provide more meaningful disclosure. At the close of business on October 17, 2006, the Company had 44,772,159 shares of common stock issued and outstanding. Treating the 3,000,000 shares of the preferred stock, which were issued at closing of the TelePlus acquisition transaction on May 31, 2006, as having been converted to 81,000,000 shares of Common Stock, the total shares of the Company's Common Stock issued and outstanding at the close of business on October 18, 2006 would be 125,772,159. Based upon that number the information is:

         Name and Address                      Number of Shares       Percentage
         ----------------                      ----------------       ----------
Claude Buchert                                     1,223,284             0.97%
11041 Santa Monica Blvd., #317
Los Angeles, CA 90025

James W. Gibson                                          -0- (1)           0%
684 Glenmore Blvd.
Glendale, CA 91206

Helene Legendre                                   10,191,724             8.1%
1810 Palisades Drive
Pacific Palisades, CA 90272

Ross A. Nordin                                           -0- (2)           0%
149 S. Barrington, #246
Los Angeles, CA 90049

Marcia Rosenbaum                                         -0- (3)           0%
Platanenlaan-West 14
8420 De Haan, Belgium

Telanova, Ltd.                                    29,351,736            23.3%
Suite #5, Watergarden
Waterport, Gibraltar

Humax West, Inc.                                  34,651,660            27.55%
7507 Vista Del Mar
Playa Del Rey, CA 90293
                                                  11,415,008           9.07%
All Officers and Directors,
 as a group (5 members)

(1) Does not include performance-based options, which have not yet vested.

(2) Does not include performance-based options, which have not yet vested.

(3) Does not include Warrants to purchase 500,000 shares of the Company's common stock.

       CERTAIN INFORMATION REGARDING OUR DIRECTORS AND EXECUTIVE OFFICERS

Identification of Directors and Executive Officers

         The following table sets forth the names of all of our directors and executive officers, as of the date hereof. Each Director serves for a one-year term and until a successor is elected and has qualified. Currently, our Directors are not compensated for their services, although their expenses in attending meetings are reimbursed.

Name                               Age                    Position
----                               ---                    --------
Claude Buchert                     66                President/CEO, Director
Helene Legendre                    65                Exec. V-P, Secretary
James W. Gibson                    44                V-P of Business Development
Ross A. Nordin                     46                Treasurer/CFO
Marcia Rosenbaum                   43                Director

Significant Employees

         We have no employees who are not executive officers, but who are expected to make a significant contributions to the Company's business.

Family Relationships

         There are no family relationships among our directors, executive officers, or persons nominated to become directors of executive officers.

Involvement in Certain Legal Proceedings

         During the past five years, none of our directors, persons nominated to become directors, executive officers, promoters or control persons:

         o was a general partner or executive officer of any business against which any bankruptcy petition was filed, either at the time of the bankruptcy or two years prior to that time;

         o was convicted in a criminal proceeding or named subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

         o was subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

         o was found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

Audit Committee Financial Expert

         The Securities Exchange Commission has adopted rules to implement certain requirements of the Sarbanes-Oxley Act of 2002 pertaining to public company audit committees. One of the rules adopted by the SEC requires a company to disclose whether it has an "audit committee financial expert" serving on its audit committee. Our board of directors has not yet established an audit committee. As such, our board has not yet appointed an audit committee financial expert. At this time, our board of directors believes it would be desirable to have an audit committee, and for the audit committee to have an audit committee financial expert serving on the committee. While informal discussions as to potential candidates have occurred, at this time no formal search process has commenced.

Compliance with Section 16(a) of the Exchange Act

         To our knowledge, based solely on a review of such materials as are required by the Securities and Exchange Commission, none of our officers, directors or beneficial holders of more than ten percent of our issued and outstanding shares of common stock failed to timely file with the Securities and Exchange Commission any form or report required to be so filed pursuant to
Section 16(a) of the Securities Exchange Act of 1934, during the fiscal year ended December 31, 2005.

EXECUTIVE COMPENSATION

Compensation of Directors

         Currently, our Directors are not compensated for their services, although their expenses in attending meetings are reimbursed.

Compensation of Management

Texxon, Inc.:

         The compensation paid to Texxon, Inc.'s CEO for the three years prior to the acquisition of TelePlus, Inc. is as follows:

Name & Principal                                                                              Other
Position                                      Year             Salary          Bonus       Compensation
------------------------------------      ------------     ------------    -----------     -------------
Gifford Mabie III, President & CEO            2003          $120,000(1)
                                              2004          $120,000(1)
                                              2005           $30,000(1)
Mark L. Lindsey, VP&Treasurer                 2003          $120,000(1)
                                              2004          $120,000(1)
                                              2005           $30,000(1)
Benjamin Hansel, Pres/Sec/Treas.              2005/6                                   500,000 wts(2)

No bonuses were paid to any of the foregoing officers of Texxon.

(1) Represents salary accrued, pursuant to an employment agreement, but not paid during 2003 through 2005. As of the date of this filing, the accrued salaries have been partially waived and forgiven and the balance is to be converted to Common Stock over a period of time.

(2) Common stock purchase warrants exercisable for a term of five (5) years to acquire 500,000 shares of the Company's Common Stock at an exercise price of eleven cents ($.11) per share. These are in addition to the 500,000 common stock purchase warrants issued to him for his services as a director.

TelePlus, Inc.:
TelePlus compensates its executive officers as follows:

Name                             Position                    Salary
-------------------              -----------------          ---------
Claude Buchert                   President/CEO              $120,000
James W. Gibson                  V-P Bus. Dev.              $110,000
Ross A. Nordin                   Treas./CFO                 $100,000
Helene Legendre                  Exec. V-P/Sec'y            $ 90,000

         All of the officers receive paid health insurance, in addition to their salaries. Mr. Gibson and Mr. Nordin have received certain stock options which vest upon achievement of certain levels of the Company's profitability.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Marcia Rosenbaum became a director of our Company (Texxon, Inc.) in May, 2005. For her services as a director, she received, in 2006, Warrants to purchase 500,000 shares of Common Stock at a price of $.11 per share.

         In connection with the formation of TelePlus, Inc., certain founders invested funds, as follows, and in exchange received shares of Common Stock, as follows:

Name                  Date             $ Investment          Shares Receive
----------------    --------           ------------          --------------
Claude Buchert      7/8/2004             $32,658                  150,000

Helene Legendre     7/8/2004            $217,249                  500,000

Helene Legendre     7/8/2004            $163,291                  750,000


Employment Contracts and Termination of Employment and Change-in-Control Arrangements

         Through December 31, 2005, and the period ending on the date of this Information Statement, there were no employment contracts, compensatory plans or arrangements, including payments to be received from us, with respect to any director or executive officer of ours which would in any way result in payments to any such person because of his or her resignation, retirement or other termination of employment with the company or any subsidiary, any change in control of the company, or a change in the person's responsibilities following a change in control of the Company.

                             ADDITIONAL INFORMATION

Where You May Find Additional Information

         We file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission ("SEC"). You may read and copy any reports, statements or other information that we file at the SEC's public reference rooms, including its public reference room located at Room 1024, 450 Fifth Street N.W., Washington, D.C. 20549. You may also obtain these materials upon written request addressed to the Securities and Exchange Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. Please call the SEC at 1-800-SEC-0330 for further information on its public reference rooms. Our public filings are also available at the Internet web site maintained by the SEC for issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System (EDGAR).

                                  MISCELLANEOUS

         We request brokers, custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of our Common Stock and we will reimburse such holders for their reasonable expenses in connection therewith. Additional copies of this Information Statement may be obtained at no charge by writing to us at our office address, 11601 Wilshire Blvd.-Suite 2030, Los Angeles, California 90025 Attn: Helene Legendre, Secretary.

NO ADDITIONAL ACTION IS REQUIRED BY OUR STOCKHOLDERS IN CONNECTION WITH ANY OF THESE PROPOSALS. HOWEVER, SECTION 14(c) OF THE EXCHANGE ACT REQUIRES THE MAILING TO OUR STOCKHOLDERS OF THE INFORMATION SET FORTH IN THIS INFORMATION STATEMENT AT LEAST TWENTY (20) DAYS PRIOR TO THE EARLIEST DATE ON WHICH THE CORPORATE ACTION MAY BE TAKEN.


                       TEXXON, INC.

                       /s/ Claude Buchert, President and Chief Executive Officer
                       ---------------------------------------------------------
                       Claude Buchert, President and Chief Executive Officer
                       Los Angeles, CA
                       November 1, 2006

                                 EXHIBITS INDEX


     A. Agreement and Plan of Merger dated October __, 2006, by and between Texxon, Inc., an Oklahoma corporation and Texxon, Inc., a Nevada corporation.

     B.   Amended and Restated  Articles of Incorporation of
          Texxon, Inc., a Nevada corporation

     C.   Bylaws of Texxon, Inc., a Nevada corporation.

     D.   Section 18-1091 of the Oklahoma General Corporation Act.

EXHIBIT A-TEXXON, INC. INFORMATION STATEMENT

                          AGREEMENT AND PLAN OF MERGER

         THIS AGREEMENT AND PLAN OF MERGER ("Agreement") is made as of November __, 2006, by and between Texxon, Inc., an Oklahoma corporation ("Texxon") and Texxon, Inc., its wholly-owned Nevada subsidiary ("Texxon-Nevada") (Texxon and Texxon-Nevada shall sometimes be referred to herein collectively as the "Constituent Corporations").

                                   BACKGROUND

         WHEREAS, Texxon is a corporation duly organized and existing under the laws of the State of Oklahoma, and Texxon-Nevada is a corporation duly organized and existing under the laws of the State of Nevada.

         WHEREAS, the authorized capital stock of Texxon consists of 45,000,000 shares of common stock, $0.001 par value per share (the "Texxon Common Stock"), of which 44,772,159 shares are issued and outstanding; and (ii) 5,000,000 shares of preferred stock, $0.001 par value per share (the "Texxon Preferred Stock "), of which 3,000,000 shares are designated as TelePlus Acquisition Preferred Stock ("Texxon Acquisition Preferred Stock"), all of which are issued and outstanding; and

         WHEREAS, the authorized capital stock of Texxon-Nevada consists of: (i) 45,000,000 shares of common stock, $0.001 par value ("Texxon-Nevada Common Stock"), of which 1,000 shares are issued and outstanding and held by Texxon, and (ii) 5,000,000 shares of preferred stock, $0.001 par value per share (the "Texxon Preferred Stock"), of which 3,000,000 shares are designated as Texxon-Nevada TelePlus Acquisition Preferred Stock ("Texxon- Nevada TelePlus Acquisition Preferred Stock"), none of which are issued and outstanding.

         WHEREAS, the respective boards of directors of the Constituent Corporations deem it advisable and in the best interests of their respective corporations and stockholders that Texxon be merged with and into Texxon-Nevada pursuant to the terms and conditions set forth in this Agreement (the "Merger"); and

         WHEREAS, the respective Boards of Directors of the Constituent Corporations have approved this Agreement by resolutions duly adopted by them in accordance with the laws of their respective jurisdictions of incorporation; and

         WHEREAS, the Constituent Corporations wish to effect the Merger as a plan of reorganization in accordance with the provisions of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code").

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and in accordance with applicable law, the parties hereto do hereby adopt the plan of reorganization encompassed by this Agreement, and do hereby agree that Texxon shall merge with and into Texxon-Nevada, with Texxon-Nevada remaining as the surviving corporation, in accordance with the following terms and conditions:

1.       MERGER

         1.1 Merger; Surviving Corporation.

         (a) The effective time of the Merger (the "Effective Time") will occur at the latest of: (i) the time and date that the stockholders of each of Texxon and Texxon-Nevada have approved this Agreement and the Merger, (ii) the time and date that Articles of Merger are duly filed with the Nevada Secretary of State with respect to the Merger, or such later date and time as is set forth therein, and (iii) the time and date that a Certificate of Ownership and Merger is duly filed with the Secretary of State of the State of Oklahoma with respect to the Merger, or such later date and time as is set forth therein.

         (b) At the Effective Time, Texxon will be merged with and into Texxon-Nevada, with Texxon-Nevada being the surviving corporation of the Merger (the "Surviving Corporation"). At the Effective Time, the corporate existence of Texxon will cease, and the Surviving Corporation will succeed to all of the business, properties, assets, and liabilities of the Constituent Corporations.

         1.2 Certificate Of Incorporation and Bylaws.

         (a) From and after the Effective Time, the Articles of Incorporation of Texxon-Nevada, as in effect immediately prior to the Effective Time, will be the Articles of Incorporation of the Surviving Corporation, until altered, amended, or repealed in accordance with the laws of the State of Nevada.

         (b) From and after the Effective Time, the Bylaws of Texxon-Nevada, as in effect immediately prior to the Effective Time, will be the Bylaws of the Surviving Corporation, until altered, amended, or repealed in accordance with the laws of the State of Nevada.

         1.3 Directors And Officers.

         (a) The number of directors of Texxon-Nevada immediately prior to the Effective Time will be the number of directors of the Surviving Corporation from and after the Effective Time, until such number is altered in accordance with the laws of the State of Nevada. The directors of Texxon-Nevada immediately prior to the Effective Time will be the directors of the Surviving Corporation from and after the Effective Time and will hold office from and after the Effective Time in accordance with the bylaws of the Surviving Corporation until their respective successors are duly appointed or elected and qualified.

         (b) The officers of Texxon-Nevada immediately prior to the Effective Time will be the officers of the Surviving Corporation from and after the Effective Time and will hold the same offices from and after the Effective Time in accordance with the bylaws of the Surviving Corporation until their respective successors are duly qualified.

         1.4 Terms Of Merger.

         (a) At the Effective Time, the shares of capital stock of Texxon will be converted into shares of capital stock of Texxon-Nevada as follows:

              (i) each share of Texxon Common Stock issued and outstanding immediately before the Effective Time will, automatically and without further act of Texxon, Texxon-Nevada, or any holder thereof, be extinguished and converted into one issued and outstanding and fully paid and non-assessable share of Texxon-Nevada Common Stock subject to the same terms, conditions, and restrictions, if any, as existed immediately before the Effective Time;

              (ii) each share of Texxon TelePlus Acquisition Preferred Stock issued and outstanding immediately before the Effective Time will, automatically and without further act of Texxon, Texxon-Nevada, or any holder thereof, be extinguished and converted into one issued and outstanding and fully paid and non-assessable share of Texxon-Nevada TelePlus Acquisition Preferred Stock subject to the same terms, conditions, and restrictions, if any, as existed immediately before the Effective Time;

              (iii) each warrant to purchase a share of share of Texxon Common Stock issued and outstanding immediately before the Effective Time will, automatically and without further act of Texxon, Texxon-Nevada, or any holder thereof, be extinguished and converted into one issued and outstanding and fully paid and non-assessable warrant of Texxon-Nevada subject to the same terms, conditions, and restrictions, if any, as existed immediately before the Effective Time;

              (iv) any share of Texxon Common Stock held in the treasury immediately before the Effective Time will, automatically and without further act of Texxon or Texxon-Nevada, be extinguished and converted into one fully paid and nonassessable share of Texxon-Nevada Common Stock to be held in the treasury of Texxon-Nevada subject to the same terms, conditions, and restrictions, if any, as existed immediately before the Effective Time;

               (v) the issued and outstanding 1000 shares of Texxon-Nevada common stock owned by Texxon will be cancelled.

         (b) Each person who, as a result of the Merger, holds one or more certificates representing one or more shares of Texxon Common Stock may surrender any such certificate to Texxon-Nevada, and, upon such surrender, Texxon-Nevada will, within a reasonable time, deliver to such person, in substitution and exchange therefor, one or more certificates evidencing the number of shares of Texxon-Nevada Common Stock, that such person is entitled to receive in accordance with the terms of this Agreement, in substitution for the number of shares of Texxon Common Stock represented by each certificate so surrendered; provided, however, that no such holder will be required to surrender any such certificate until such certificate otherwise would be surrendered for transfer on the books of the issuing corporation in the ordinary course of business.

         (c) Each person who, as a result of the Merger, holds one or more certificates representing one or more shares of Texxon TelePlus Acquisition Preferred Stock may surrender any such certificate to Texxon-Nevada, and, upon such surrender, Texxon-Nevada will, within a reasonable time, deliver to such person, in substitution and exchange therefor, one or more certificates evidencing the number of shares Texxon-Nevada TelePlus Acquisition Preferred Stock, that such person is entitled to receive in accordance with the terms of this Agreement, in substitution for the number of shares of Texxon TelePlus Acquisition Preferred Stock represented by each certificate so surrendered; provided, however, that no such holder will be required to surrender any such certificate until such certificate otherwise would be surrendered for transfer on the books of the issuing corporation in the ordinary course of business.

         (d) At the Effective Time, all of the shares of capital stock of Texxon-Nevada issued or outstanding immediately before the Effective Time will, automatically and without further act of Texxon, Texxon-Nevada, or any holder thereof, be cancelled and cease to exist, without any consideration being payable therefor.

2. MISCELLANEOUS

         2.1 Consent To Service Of Process. Texxon-Nevada hereby consents and agrees, effective as of the Effective Time, to be sued and served with process in the State of Oklahoma in any proceeding for the enforcement of any obligations of Texxon and in any proceeding for the enforcement of the rights, if any, of a dissenting stockholder of Texxon against Texxon-Nevada. Texxon-Nevada hereby irrevocably appoints the Secretary of State of the State of Oklahoma as its agent to accept service of process in any such proceeding from and after the Effective Time.

         2.2 Accounting Matters. Except as herein provided with respect to the cancellation of the outstanding shares of Texxon, the assets, liabilities, reserves, and accounts of Texxon and Texxon-Nevada will be taken up or continued on the books of Texxon-Nevada in the respective amounts at which such assets, liabilities, reserves, and accounts have been carried on the books of Texxon and Texxon-Nevada immediately before the Effective Time, subject to such adjustments, and such elimination of intercompany items, as may be appropriate to give effect to the Merger.

         2.3 Expenses Of Merger. From and after the Effective Time, Texxon-Nevada will pay all unpaid expenses of carrying this Agreement into effect and accomplishing the Merger.

         2.4 Further Assurances. If, at any time from and after the Effective Time, Texxon-Nevada believes or is advised that any further assignment or assurance in law is necessary or desirable to vest in Texxon-Nevada the title to any property or rights of Texxon, the proper officers of Texxon-Nevada are hereby authorized, in the name of Texxon or otherwise, to execute and make all such proper assignments and assurances in law, and to do all other things necessary or proper to vest such property or rights in Texxon-Nevada and otherwise to carry out the purposes of this Agreement.

         2.5 Approval. This Agreement will be submitted for approval by the holders of Texxon Common Stock at an annual or special meeting of stockholders, or Texxon will acquire the necessary shareholder consents pursuant to applicable law. The execution of this Agreement constitutes the approval hereof, and of the transactions contemplated hereby, by written consent of Texxon in its capacity as sole stockholder of Texxon-Nevada.

         2.6 Termination and Abandonment. At any time before the Effective Time and for any reason, this Agreement may be terminated and abandoned by the board of directors of either party, notwithstanding approval of this Agreement by the stockholders of Texxon and Texxon-Nevada. Upon any such termination, this Agreement will become null and void and have no force or effect, without any liability to any person on the part of Texxon or Texxon-Nevada or their respective stockholders, directors, or officers.

         2.7 Amendment. At any time before the Effective Time and for any reason, this Agreement may be amended, notwithstanding approval of this agreement by the stockholders of Texxon or Texxon-Nevada, by an agreement in writing executed in the same manner as this Agreement; provided, however, that after approval of this Agreement by the stockholders of Texxon, this Agreement may not be amended, without such further approval as is required by law, to the extent that such amendment would: (i) alter or change the amount or kind of shares to be received by the stockholders of Texxon-Nevada or Texxon in the Merger, (ii) alter or change any term of the Articles of Incorporation of Texxon-Nevada, or (iii) effect any alteration or change that would adversely affect the stockholders of Texxon or Texxon-Nevada.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.


                                TEXXON, INC.,
                                an Oklahoma corporation


                                By: /s/ Claude Buchert
                                    --------------------------------------------
                                    Name:   Claude Buchert
                                    Title:  President & Chief Executive
                                            Executive Officer



                                TEXXON, INC.,
                                a Nevada corporation


                                By: /s/ Claude Buchert
                                    --------------------------------------------
                                    Name:   Claude Buchert
                                    Title:  President & Chief Executive Officer

EXHIBIT B - TEXXON, INC. INFORMATION STATEMENT

                      ARTICLES OF AMENDMENT AND RESTATEMENT

                                       OF

                            ARTICLES OF INCORPORATION

                                       OF

                                  TEXXON, INC.



         THIS IS TO CERTIFY THAT:

         1. Texxon, Inc., a Nevada corporation formed on March 13, 2006 (the "Corporation"), desires to amend and restate its Articles of Incorporation as currently in effect (the "Articles of Incorporation").

         2. The provisions set forth in these Articles of Amendment and Restatement of Articles of Incorporation of the Corporation (the "Amendment and Restatement") are all the provisions of the Corporation's charter currently in effect.

         3. The Amendment and Restatement, as hereinafter set forth, was deemed advisable and approved by the Board of Directors of the Corporation, on September 15, 2006, and approved by written consent of a majority of the stockholders of the Corporation, on September 18, 2006, as required by the Nevada Private Corporation Law (the "NPCL").

         4. The current address of the principal office of the Corporation in the State of Nevada is as set forth in Article FOURTH hereof.

         5. The name and address of the Corporation's current resident agent is as set forth in Article Fifth hereof.

         6. The number of directors of the Corporation is as set forth in Article SEVENTH hereof.

         7. The Articles of Incorporation are hereby amended and restated in their entirety as follows:

         FIRST: The undersigned, Richard Fox, whose address is 2 Village Hill Lane-#3, Natick, Massachusetts 07160, being at least 18 years of age, does hereby form a corporation under and pursuant to the NPCL.

         SECOND: The name of the corporation (which is hereafter referred to as the "Corporation") is Texxon, Inc.

         THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the NPCL.

         FOURTH: The post-office address of the place at which the principal office of the corporation in the State of Nevada will be located is c/o Resident Agency National, Inc., 377 South Nevada Street, Carson, Nevada 89703.

         FIFTH: The resident agent of the corporation in the State of Nevada is c/o Resident Agency National, Inc., 377 South Nevada Street, Carson, Nevada 89703.

         SIXTH: The total number of shares of stock which the Corporation shall have authority to issue is 50,000,000 shares, of which 45,000,000 shares shall be common stock, $0.001 par value per share (the "Common Stock") and 5,000,000 shall be preferred stock, par value $0.001 ("Preferred Stock"). Of the Preferred Stock 3,000,000 shares will be Texxon TelePlus Acquisition Series Convertible Preferred Stock (the "TelePlus Acquisition Series Convertible Preferred Stock").

         A. TelePlus Acquisition Series Convertible Preferred Stock.

         RESOLVED, that pursuant to authority expressly granted to and vested in the Board of Directors of the Company (the "Board of Directors") by the provisions of the Articles of Incorporation, as amended of the Company, there hereby is created, out of the 5,000,000 shares of preferred stock of the Company authorized in Article SIXTH of its Certificate of Incorporation (the "Preferred Stock"), a series of 3,000,000 shares, which series shall have the following designations, powers, preferences, rights, qualifications, limitations and restrictions (in addition to the designations, powers, preferences, rights, qualifications, limitations and restrictions set forth in the Articles of Incorporation of the Company which are applicable to the Preferred Stock):

         1. DESIGNATION.

         The designation of the said series of the Preferred Stock shall be the "TelePlus Acquisition Series of Preferred Stock" (hereinafter the "TelePlus Series").

         2. NUMBER OF SHARES; PAR VALUE.

         The number of shares of the TelePlus Series shall be limited to 3,000,000. The shares of the TelePlus Series shall be issued as full shares and shall have a par value of $.001 per share.

         3. DIVIDENDS.

         The holders of the TelePlus Series of Preferred Stock shall receive such dividends as the Company's Board of Directors may declare, from time to time, as permitted by the Nevada Private Corporation Law.

         4. LIQUIDATION.

         In the event of a liquidation, dissolution, or winding up of the Company, whether voluntary or involuntary, the holders of shares of TelePlus Series of Preferred Stock shall be entitled to receive out of the assets of the Company, whether such assets are capital or surplus of any nature, the sum of one one-hundreth of a cent ($.001) per share.

         5. REDEMPTION.

         (a) The Company, at the option of the Board of Directors, may redeem the whole of, or from time to time may redeem any part of, the TelePlus Series of Preferred Stock by paying in cash therefor one one-hundreth of a cent ($.001) per share and, in addition to such amount, an amount in cash equal to all dividends on the TelePlus Series declared but unpaid and accumulated up to and including the date fixed for redemption.

         (b) In case of the redemption of a part only of the outstanding shares of the TelePlus Series, the Company shall designate by lot, in such manner as the Board of Directors may determine, the shares to be redeemed, or shall effect such redemption pro rata. Less than all of the shares of the TelePlus Series at any time outstanding may not be redeemed until all dividends declared, accrued and in arrears upon all of the shares of the TelePlus Series outstanding shall have been paid for all past dividend periods, and until full dividends, if any, on all shares of the TelePlus Series then outstanding, other than the shares to be redeemed, shall have been paid or declared and the full amount thereof set apart for payment. At least 30 days' previous notice by mail, postage prepaid, shall be given to the holders of record of the shares to be redeemed.

         6. VOTING.

         The TelePlus Series of Preferred Stock shall have voting rights. For voting purposes, such series shall be considered part of the Common Stock and shall vote with the Common Stock, rather than as a separate class or series of preferred stock. Each share of the TelePlus Series shall have twenty-seven (27) votes per share.

         7. CONVERSION.

         The shares of TelePlus Series of Preferred Stock shall not be convertible into any other security of the Company until such time as the Articles of Incorporation is amended to provided authorization for the issuance of at least 100,000,000 shares of Common Stock, in which event each share of the TelePlus series shall be convertible, at the option of the holder, into twenty-seven (27) shares of such Common Stock.

         8. NO PREEMPTIVE RIGHTS.

         No holder of any shares of the TelePlus Series of Convertible Preferred Stock, as such, shall be entitled as a matter of right to subscribe for or purchase any part of any new or additional issue of shares of any class or series, junior or senior thereto, or securities convertible into, exchangeable for, or exercisable for the purchase of, shares of any class or series, junior or senior, whether now or hereafter authorized, and whether issued for cash, property, services, by way of dividends, or otherwise.

         SEVENTH: The business and affairs of the Corporation shall be managed under the direction of the Board of Directors. The number of directors of this Corporation shall be as specified in the Bylaws, and such number may from time to time be increased or decreased under the Bylaws or an amendment or change thereof. The number of directors of the Corporation shall initially be one (1) but shall never be less than the minimum number required by the NPCL. Directors and officers need not be shareholders. In case of vacancies on the Board of Directors, a majority of the remaining members of the Board, even though less than a quorum, may elect directors to fill such vacancies to hold office until the next annual meeting of the shareholders. The Directors shall be elected at each annual meeting or any regular meeting of the Shareholders; however, if any such annual meeting is not held or the Directors are not elected thereat, the Directors may be elected at any special meeting of Shareholders held for that purpose. All Directors shall hold office until their respective successors are elected and qualify.

         EIGHTH: The Bylaws for the governing of this Corporation may be adopted, amended, altered, repealed or readopted by the Board of Directors at any stated or special meeting of such board, but the powers of such directors in this regard shall at all times be subject to the rights of the shareholders to alter or repeal such Bylaws at any annual or special meeting of shareholders.

         NINTH: Except as may otherwise be provided by the Board of Directors, no holder of any shares of the capital stock of the Corporation shall have any preemptive right to purchase, subscribe for or otherwise acquire any shares of stock of the Corporation of any class now or hereafter authorized, or any securities exchangeable for or convertible into such shares, or any warrants or other instruments evidencing rights or options to subscribe for, purchase or otherwise acquire such shares.

         TENTH: Each director and officer, and each former director and officer of the Corporation shall be indemnified to the maximum extent permitted under the NPCL. If the NPCL is amended after approval by the shareholders of this paragraph to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the NPCL, as so amended.

         (b) Any repeal or modification of the foregoing paragraph shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

         ELEVENTH. Immediately before the filing of this Amendment and Restatement, the total number of shares of capital stock of all designations which the Corporation had authority to issue was 50,000,000 shares, of which 45,000,000 shares were Common Stock, $0.001 par value per share, and 5,000,000 shares were Preferred Stock, $0.001 par value per share.

         9. Immediately after the filing of this Amendment and Restatement, the total number of shares of capital stock of all designations which the Corporation has authority to issue is 50,000,000 shares, of which 45,000,000 shares are Common Stock, $0.001 par value per share, and 5,000,000 shares are Preferred Stock, $0.001 par value per share. Of the 5,000,000 shares of Preferred Stock, 3,000,000 are designated as TelePlus Acquisition Series Convertible Preferred Stock, $0.001 par value per Share.

         10. The undersigned President of the Corporation acknowledges this Amendment and Restatement to be the corporate act of the Corporation and, as to all matters and facts required to be verified under oath, that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties of perjury.

         IN WITNESS WHEREOF, the Corporation has caused this Amendment and Restatement to be signed in its name and on its behalf by its President, and attested to by its Secretary, on this __th day of November, 2006.

                                                     TEXXON, INC.


                                                     /s/ Claude Buchert
                                                     ---------------------------
                                                     Claude Buchert
                                                     President and CEO

ATTEST:


/s/ Helene Legendre
-----------------------------
Helene Legrendre
Secretary

EXHIBIT C-TEXXON, INC. INFORMATION STATEMENT

                                     BYLAWS

                                       OF

                       TEXXON, INC., A NEVADA CORPORATION


                                ADOPTED EFFECTIVE

                                 MARCH 13, 2006


                                TABLE OF CONTENTS
                                       TO
                                     BYLAWS
                                       OF
                                  TEXXON, INC.

ARTICLE I - OFFICES
         SECTION 1.01.   Registered Office and Registered Agent
         SECTION 1.02.   Other Offices

ARTICLE II - SHAREHOLDERS
         SECTION 2.01.   Place of Meeting
         SECTION 2.02.   Annual Meeting
         SECTION 2.03.   Special Meetings
         SECTION 2.04.   Notice of Meetings
         SECTION 2.05.   Quorum and Adjourned Meetings
         SECTION 2.06.   Conduct of Meetings
         SECTION 2.07.   Voting
         SECTION 2.08.   Consent of Shareholders in Lieu of a Meeting
         SECTION 2.09.   Voting Lists

ARTICLE III - BOARD OF DIRECTORS

         SECTION 3.01.   Powers
         SECTION 3.02.   Number,
         SECTION 3.03.   Vacancies
         SECTION 3.04.   Resignations
         SECTION 3.05.   Organization
         SECTION 3.06.   Place of Meetings
         SECTION 3.07.   Organizational Meeting
         SECTION 3.08.   Regular Meetings
         SECTION 3.09.   Special Meetings
         SECTION 3.10.   Quorum and Adjourned Meetings
         SECTION 3.11.   Unanimous Consent of Directors in Lieu of Meeting
         SECTION 3.12.   Executive and Other Committees
         SECTION 3.13.   Compensation of Directors

ARTICLE IV - NOTICE OF MEETINGS

         SECTION 4.01.   Notice
         SECTION 4.02.   Waiver of Notice
         SECTION 4.03.   Teleconference Meeting


ARTICLE V - OFFICERS

         SECTION 5.01    Number, Qualifications and Designation
         SECTION 5.02    Election, Term of Office and Resignation
         SECTION 5.03    Removal of Officers
         SECTION 5.04    Chairman of the Board
         SECTION 5.05    President
         SECTION 5.06    Vice Presidents
         SECTION 5.07    Secretary
         SECTION 5.08    Treasurer
         SECTION 5.09    Controller
         SECTION 5.10    Assistant Officers
         SECTION 5.11    Bonds
         SECTION 5.12    Compensation of Officers

ARTICLE VI - CERTIFICATES OF STOCK

         SECTION 6.01    Issuance
         SECTION 6.02    Transfer
         SECTION 6.03    Stock Certificates
         SECTION 6.04    Lost, Stolen, Destroyed or Mutilated Certificates
         SECTION 6.05.   Record Holder of Shares
         SECTION 6.06.   Determination of Record Date

ARTICLE VII- INDEMNIFICATION OF DIRECTORS, OFFICERS AND
         OTHER AUTHORIZED REPRESENTATIVES

         SECTION 7.01.   Indemnification of Authorized Representatives
                           in Third Party Proceedings
         SECTION 7.02.   Indemnification of Authorized Representatives in
                           Corporate Proceedings
         SECTION 7.03.   Mandatory Indemnification of Authorized
                           Representatives
         SECTION 7.04.   Determination of Entitlement to Indemnification
         SECTION 7.05.   Advancing Expenses
         SECTION 7.06.   Employee Benefit Plans
         SECTION 7.07.   Scope
         SECTION 7.08.   Reliance
         SECTION 7.09.   Insurance

ARTICLE VIII - GENERAL PROVISIONS

         SECTION 8.01.   Dividends
         SECTION 8.02.   Annual Statements
         SECTION 8.03.   Contracts
         SECTION 8.04.   Checks
         SECTION 8.05.   Corporate Seal
         SECTION 8.06.   Deposits
         SECTION 8.07.   Amendment of Bylaws
         SECTION 8.08.   Fiscal Year
         SECTION 8.09.   Interested Directors
         SECTION 8.10.   Form of Records

                                   B Y L A W S

                                       OF

                       TEXXON, INC., A NEVADA CORPORATION

                                    ARTICLE I

                                     OFFICES

         SECTION 1.01. Registered Office and Registered Agent. The registered office and registered agent shall be designated in duly adopted actions of the Board of Directors. Each registered office and registered agent may be changed from time to time by a duly adopted action of the Board of Directors, and the Corporation shall file an appropriate statement of change of registered office or registered agent promptly after the taking of such action in accordance with applicable law.

         SECTION 1.02. Other Offices. The Corporation may also have offices at such other places within or without the state of incorporation of the Corporation as the Board of Directors may from time to time determine or the business of the Corporation requires.

                                   ARTICLE II

                                  SHAREHOLDERS

         SECTION 2.01. Place of Meeting. All meetings of the shareholders of the Corporation shall be held at the principal executive office of the Corporation unless otherwise determined by the Board of Directors and specified in the notice of meeting, in which event the meeting shall be held at the place within or without the state of incorporation as shall be designated in the notice of such meeting.

         SECTION 2.02. Annual Meeting. The Board of Directors may fix the date and time of the annual meeting of the shareholders, but if no such date and time is fixed by the Board, the annual meeting shall be held on a third Tuesday in May, if not a legal holiday, and if a legal holiday, then on the next succeeding business day, at 10:00 a.m. local time. Failure to hold an annual meeting shall not invalidate, alter or otherwise affect the validity of subsequent action. At the annual meeting, the shareholders then entitled to vote shall elect Directors and shall transact such other business as may properly be brought before the meeting.

         SECTION 2.03. Special Meetings. Special meetings of the shareholders of the Corporation as a whole, and meetings of a particular class or series of shareholders of the Corporation may be called for any purpose or purposes for which meetings may lawfully be called at any time by the Chief Executive Officer of the Corporation or by a majority of the Board of at any time by the Chief Executive Officer of the Corporation or by a majority of the Board of Directors, and shall be called after the Corporation's receipt of the request in writing from shareholders owning of record one-fourth of the amount of each class or series of stock of the Corporation issued and outstanding and entitled to vote. Every request for a special meeting shall state the specific purposes of the meeting. The date of the meeting shall be held at such date and time as the Chief Executive Officer of the Corporation shall fix, not less than 10 days nor more than 60 days after the receipt of the request, and the Secretary shall give due notice thereof. If the Chief Executive Officer of the Corporation shall neglect or refuse to fix the time and date of such meeting or shall fail to cause the Secretary to give notice thereof, the person or persons calling the meeting may do so.

         SECTION 2.04. Notice of Meetings. Written notice of the place, date and hour of every meeting of the shareholders, whether annual or special, shall be given to each shareholder of record entitled to vote at the meeting not less than 10 nor more than 60 days before the date of the meeting. Every notice of a special meeting shall state the purposes thereof.

         SECTION 2.05. Quorum and Adjourned Meetings. The record holders in the aggregate of a majority of stock issued and outstanding (excluding treasury stock) and entitled to vote at a shareholders meeting and who are present in person or represented by proxy shall constitute a quorum for the transaction of business, except as otherwise provided by law, by the Corporation's Certificate of Incorporation or by these Bylaws. If the matter presented for action at any meeting of shareholders is one which requires voting by class or series of stock, then holders of a majority of each class or series effected who are present in person or by proxy shall constitute a quorum for such class or series. If a quorum of one or more classes or series of stock is present, in person or by proxy, shareholders holding that class or series of stock may act for that class or series, even if a quorum is not present for other classes or series. If such quorum shall not be present or represented at any meeting of the shareholders, the shareholders entitled to vote thereat who are present in person or represented by proxy shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting until a quorum shall be present or represented. At any such adjourned meeting at which a quorum shall be present in person or by proxy, any business may be transacted which might have been transacted at the meeting as originally called. When a quorum is present at any meeting, the vote of the record owners holding a majority of the stock having voting power, present in person or represented by proxy, shall decide all questions brought before such meeting, unless the question is one upon which, by expressed provision of applicable law, the Corporation's Certificate of Incorporation or these Bylaws, a different vote is required, in which case such expressed provision shall govern and control the decision of such question. The affirmative vote or consent of the holders of a majority of a class or series of stock, voting as a class, shall constitute action by that class or series, unless applicable law, the Corporation's Certificate of Incorporation or these Bylaws expressly provides a different vote, in which case such expressed provision shall control. Once a meeting is duly organized and a quorum is present, the shareholders who are present in person or represented by proxy may continue to conduct business until adjournment, even after withdrawal of enough shareholders to leave less than a quorum present.

         SECTION 2.06. Conduct of Meetings. All annual and special meetings of shareholders shall be conducted in accordance with such rules and procedures as the Board of Directors may determine, subject to the requirements of applicable law, and as to matters not governed by such rules and procedures, the chairman of the meeting shall determine in good faith the procedures to be followed. The chairman of any annual or special meeting of shareholders shall be the Chief Executive Officer of the Corporation, unless the Board of Directors or shareholders entitled to vote thereat select a different person to be chairman of the meeting. The Secretary or other person designated by the chairman of the meeting, shall act as secretary of the meeting.

         SECTION 2.07. Voting. Unless the Certificate of Incorporation provides otherwise, each shareholder of record shall be entitled to one vote in person or by proxy for each share of stock having voting power and held of record by such shareholder. No cumulative voting for the election of Directors shall be permitted unless expressly permitted by the Certificate of Incorporation. No proxy shall be voted more than three years after its date, unless the proxy specifically provides for a longer period and the law permits.

         SECTION 2.08. Consent of Shareholders in Lieu of a Meeting. Any action required or permitted to be taken at a meeting of shareholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent in writing setting forth the action so taken shall be signed by the holders of record of stock (by class or series of stock where voting by class or series of stock is required) having not less than the minimum number of votes that would be necessary to authorize the taking of such action. Prompt notice of the taking of action by the shareholders without a meeting by less than unanimous written consent shall be given to those shareholders entitled tovote on the action who did not consent in writing to such action.

         SECTION 2.09. Voting Lists. At least ten (10) days before every meeting of shareholders, the Secretary shall cause the Corporation to prepare a complete list of the shareholders of record entitled to vote at the meeting. The list shall be arranged in alphabetical order showing the address of each shareholder, the number of shares registered in the name of each shareholder and the class or series of stock held. Such list shall be open to the examination of any shareholder of record for any lawful purpose during ordinary business hours for a period of at least ten (10) days prior to the meeting either at the principal executive office of the Corporation or at the place where the meeting is to be held. The list shall also be available and open for inspection during the whole time of the meeting and may be inspected by any shareholder of record or authorized representative who is present.

                                   ARTICLE III

                               BOARD OF DIRECTORS

         SECTION 3.01. Powers. The Board of Directors shall have full power to manage the business and affairs of the Corporation. All powers of the Corporation, except those specifically reserved to the shareholders by law, the Certificate of Incorporation or these Bylaws, are hereby granted to and vested in the Board of Directors.

         SECTION 3.02. Number, Qualifications and Term of Office. The Board of Directors shall consist of such number of directors as may be determined from time to time by resolution of the Board of Directors. No director need be an officer or shareholder of the Corporation, but each Director shall be a natural person 21 years of age or older. Each Director shall serve until the next annual meeting of the shareholders or until the Director's successor shall have been duly elected and qualified, except in the event of the Director's death, resignation or removal.

         SECTION 3.03. Vacancies. Except as provided by law or the Certificate of Incorporation of the Corporation, any Director may be removed, either for or without cause, at any meeting of shareholders by the affirmative vote of a majority in number of shares of the shareholders present in person or by proxy at such meeting and entitled to vote for the election of such director; provided notice of the intention to act upon such matter shall have been given in the notice calling such meeting and further provided, if a Director is elected by a class or series of shareholders, the Director may not be removed without the action of a majority of the shareholders of that class or series, except as provided by law, except as provided by law or the Certificate of Incorporation of the corporation. Vacancies and newly created directorships resulting from any increase in the authorized number of Directors may be filled by a majority of the Directors then in office, though less than a quorum, or by a sole remaining Director, and any Director so chosen shall hold office until the next annual election or until his successor is duly elected and qualified. If there are no Directors in office, then an election of Directors may be held in the manner provided by law. If, at the time of filling any vacancy or any newly created directorship, the Directors then in office shall constitute less than a majority of the whole Board (as constituted immediately prior to any such increase), a court of competent jurisdiction may, upon application of shareholders holding of record at least 10 percent of the total number of the shares at the time outstanding having the right to vote for such Directors, summarily order an election to be held to fill any such vacancies or newly created directorships or to replace the Directors chosen by the Directors then in office.

         SECTION 3.04. Resignations. Any Director of the Corporation may resign at any time by giving written notice to the Board of Directors, the Chief Executive Officer or the Secretary of the Corporation. Such resignation shall take effect upon receipt by the Corporation of such notice or at any later time specified therein and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

         SECTION 3.05. Organization. At every meeting of the Board of Directors, the Chairman of the Board, if there be one, or, in the case of a vacancy or incapacity in the office or absence of the Chairman of the Board, the Director chosen by a majority of the Directors present, shall be the chairman of the meeting and shall preside, and the person appointed by the chairman of the meeting shall act as secretary of the meeting.

         SECTION 3.06. Place of Meetings. The Board of Directors may hold its meetings, both regular and special, at such place or places within or without the state of incorporation as the Board of Directors may from time to time select, as designated in the notice calling the meeting.

         SECTION 3.07. Organizational Meeting. The first meeting of each newly elected Board of Directors shall be held without notice immediately following the annual meeting of Common shareholders, unless the shareholders shall determine otherwise.

         SECTION 3.08. Regular Meetings. Regular meetings of the Board of Directors may be held without further notice after the regular schedule of meetings has been determined and approved at such time and place as shall be designated from time to time by a duly adopted action of the Board of Directors.

         SECTION 3.09. Special Meetings. Special meetings of the Board of Directors shall be held whenever called by the Chairman of the Board or by two or more of the Directors. Notice of each special meeting shall be given to each director by telephone, telegram, telecopy, in writing or in person at least 24 hours (in the case of notice by telephone, in person or actual notice however received) or 48 hours (in the case of notice by telegram, or telecopy or similar wire communication) or five (5) days (in the case of notice by mail or otherwise) before the time at which the meeting is to be held. Each such notice shall state the date, time and place of the meeting to be so held.

         SECTION 3.10 Quorum and Adjourned Meetings. At all meetings of the Board, a majority of the Directors shall constitute a quorum for the transaction of business; and the act of a majority of the Directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by law or by the Certificate of Incorporation. Proxies of Directors shall not be counted to determine a quorum for meetings of the Board of Directors, or for any other purpose, and a Director may not vote by proxy at a meeting of the Board of Directors. If a quorum is not be present at any meeting of the Board of Directors, a majority of the Directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

         SECTION 3.11. Unanimous Consent of Directors in Lieu of a Meeting. Unless otherwise restricted by law, the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any Committee thereof may be taken without a meeting, without prior notice and without a vote if all members of the Board or such Committee, as the case may be, consent thereto in writing either before or after the taking of action with respect thereto. The written consent shall be filed with the minutes of proceedings of the Board or that Committee.

         SECTION 3.12. Executive and Other Committees. The Board of Directors may, by resolution adopted by a majority of the whole Board, designate an Executive Committee and one or more other committees. Each Committee shall consist of one or more Directors. Only to the extent expressly provided in the resolution establishing any Committee and only to the extent such Committee is not otherwise restricted or limited by applicable law or the Certificate of Incorporation or these Bylaws, any Committee of the Board shall have and may exercise all the power and authority of the Board of Directors in the management of the business and affairs of the Corporation, including the power or authority to declare a dividend, to authorize the issuance of stock, to adopt a certificate of ownership and merger and to authorize the seal of the Corporation to be affixed to all papers which may require it; but no such Committee shall have the power or authority to (1) amend the Certificate of Incorporation (except that a Committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of the stock adopted by the Board of Directors, as permitted by applicable law, fix any of the preferences or rights of such shares relating to voting, dividends, redemption, dissolution, any distribution of assets of the Corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation not issued and outstanding), (2) adopt an agreement of merger or consolidation, (3) recommend to the shareholders the sale, lease or exchange, of all or substantially all of the Corporation's property and assets, (4) recommend to the shareholders the dissolution of the Corporation or a revocation of a dissolution, or (5) amend the Bylaws of the Corporation. Each Committee shall have such name as may be determined from time to time by resolution adopted by the Board of Directors. Each Committee shall keep regular minutes of its meetings and file the same with the minutes of the Board of Directors.

         SECTION 3.13. Compensation of Directors. Unless otherwise restricted by law, the Certificate of Incorporation or these Bylaws, the Board of Directors shall have the authority to fix the compensation of Directors. The Directors shall be reimbursed their actual reasonable expenses, if any, of attendance at any meeting of the Board of Directors and any Committee thereof and may be paid a fixed sum for attendance at each such meeting or a fixed salary as determined by the Board of Directors. No such payment shall preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor.

                                   ARTICLE IV

                               NOTICE OF MEETINGS

         SECTION 4.01. Notice. Whenever notice is required to be given to any Director or shareholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such Director or shareholder, at the person's address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to shareholders may also be given in accordance with Section 2.04 of
Article II hereof, and notice to Directors may also be given in accordance with
Section 3.09 of Article Ill hereof.

         SECTION 4.02. Waiver of Notice. Whenever any notice is required to be given, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Presence in person at any meeting of the shareholders, the Board of Directors or any Committee of the Board shall constitute a waiver of notice of that meeting, unless the person in attendance expressly states at the outset of the meeting that the person's presence is for the purpose of objecting to notice. Except in the case of a special meeting of shareholders and as otherwise required by law, neither the business to be transacted at, nor the purpose of, any regular or special meeting of the shareholders, Directors, or Committee of Directors need be specified in any written waiver of notice of such meeting.

         SECTION 4.03. Teleconference Meetings. One or more shareholders, Directors or members of a Committee of Directors may participate in a meeting of the shareholders, the Board, or of a Committee of the Board, by means of conference communications or similar communications equipment; provided that all persons participating in the meeting can hear each other and participate in discussions thereof. Participation by conference communication equipment at a meeting shall have the same effect as being present in person at such meeting.

                                    ARTICLE V

                                    OFFICERS

         SECTION 5.01 Number, Qualifications and Designation. The officers of the Corporation shall be chosen by the Board of Directors and shall be a President, one or more Vice Presidents, a Secretary, a Treasurer, and such other officers as may be elected in accordance with the provisions of Section 5.02 of this Article. Any person may hold more than one office. Officers may be, but need not be, Directors or shareholders of the Corporation. The Board of Directors may from time to time elect such other officers as it deems necessary or appropriate, who shall exercise such powers and perform such duties as are provided in these Bylaws and as the Board of Directors may from time to time determine.

         SECTION 5.02 E1ection, Term of Office and Resignation. The officers of the Corporation shall be elected annually by the Board of Directors, and each such officer shall hold office until a successor shall have been elected and qualified, or until the officer's death, resignation, or removal. Any officer may resign at any time upon written notice to the Corporation. Such resignation shall take effect upon receipt by the Corporation of such notice, or such other date as specified in such notice.

         SECTION 5.03 Removal of Officers. Any officer or agent elected or appointed by the Board of Directors may be removed at any time, with or without cause, by the affirmative vote of a majority of the whole Board of Directors. If any office becomes vacant for any reason, the vacancy may be filled by the Board of Directors.

         SECTION 5.04 Chairman of the Board. If the Board of Directors elects a Chairman of the Board, the Chairman of the Board shall be the Chief Executive Officer of the Corporation. The Chairman of the Board shall preside at all meetings of the shareholders (unless the shareholders entitled to vote thereat select a different person to so act) and the Board of Directors and shall assist the Board of Directors in the formulation of policies to be pursued by the executive management of the Corporation. It shall be the responsibility of the Chairman of the Board to see that the policies established by the Board of Directors are carried into effect. The Chairman of the Board may sign and deliver on behalf of the Corporation any deeds, mortgages, bonds, contracts, powers of attorney, or other instruments which the Board of Directors has authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation; and the Chairman of the Board shall perform all duties incident to the office of Chief Executive Officer of the Corporation and such other duties as may be prescribed by the Board of Directors from time to time.

         SECTION 5.05 President. The President shall be the Chief Operating Officer of the Corporation, shall report to the Chairman of the Board, if one is elected, and shall have general supervisory responsibility over all operations of the Corporation, subject to the control of the Board of Directors. If a Chairman of the Board is not elected and in the absence or incapacity of the Chairman of the Board, the President shall perform all the duties of the Chairman of the Board, including all duties as Chief Executive Officer of the Corporation. The President shall execute and deliver, in the name of the Corporation, deeds, mortgages, bonds, contracts or other instruments, authorized by the Board of Directors, except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation; and, in general, subject to supervision by the Chairman of the Board, if one is elected, the President shall perform all duties incident to the office of Chief Operating Officer of the Corporation, and such other duties as from time to time may be assigned to him by the Chairman of the Board or the Board of Directors.

         SECTION 5.06 Vice Presidents. The Vice Presidents, in the order of the designation by the Board of Directors, shall perform the duties of the President in the President's absence or incapacity and such other duties as may from time to time be assigned to them by the Board of Directors, the Chairman of the Board or by the President.

         SECTION 5.07 Secretary. Unless the chairman of the meeting provides otherwise, the Secretary shall attend all meetings of the shareholders, the Board of Directors and Committees thereof, shall record the minutes of the proceedings thereat and shall keep a current and complete record thereof. The Secretary shall publish, and maintain records and reports of the Corporation as required by law; shall be the custodian of the seal of the Corporation and see that it is affixed to all documents to be executed on behalf of the Corporation under its seal; and, in general, shall perform all duties incident to the office of Secretary and such other duties as may from time to time be assigned to the Secretary by the Board of Directors, the Chairman of the Board or the President. Each Assistant Secretary shall have such powers and perform such duties as the Board of Directors, the Chairman of the Board, or the President may from time to time delegate to that Assistant Secretary.

         SECTION 5.08 Treasurer. The Treasurer shall be the Chief Financial Officer of the Corporation; shall have responsibility for the proper care and custody of all corporate funds and securities; shall keep full, accurate and complete records, receipts and disbursements of the Corporation; and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements; shall render a report to the Board of Directors, whenever requested, of the financial condition of the Corporation; and shall perform such other duties as the Board of Directors may prescribe. In the absence or incapacity of a Corporate Controller, the Treasurer shall also be responsible for the performance of all the duties of the Controller. Each Assistant Treasurer shall have such powers and perform such duties as the Board of Directors, the Chairman of the Board or the President may from time to time delegate to that Assistant Treasurer.

         SECTION 5.09 Controller. The Controller, if one is elected, shall be the Chief Accounting Officer of the Corporation and shall cause to be kept full and accurate books and accounts of all assets, liabilities and transactions of the Corporation. The Controller shall establish and administer an adequate plan for the control of operations, including systems and procedures required to properly maintain internal controls on all financial transactions of the Corporation. The Controller shall cause to be prepared statements of the financial condition of the Corporation and proper profit and loss statements covering the operations of the Corporation and such other and additional financial statements, if any, as the Chairman of the Board, the President, the Treasurer or the Board of Directors from time to time shall require. The Controller shall work under the direct supervision of the Treasurer and also shall perform such other duties as may be assigned to the Controller by the Board of Directors, the Chairman of the Board or the President.

         SECTION 5.10 Assistant Officers. The Board of Directors may appoint one or more assistant officers. Each assistant officer shall, at the request of or in the absence or incapacity of the officer to whom the person is an assistant, perform the duties of such officer and shall have such other authority and perform such other duties as the Board of Directors may prescribe.

         SECTION 5.11 Bonds. If required by the Board of Directors, any officer shall give the Corporation a bond in such form, in such sum, and with such surety or sureties as shall be satisfactory to the Board, for the faithful performance of the duties of the officer's office and for the restoration to the Corporation, in case of the officer's death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in their possession or under their control belonging to the Corporation.

         SECTION 5.12 Compensation of Officers. The compensation of the officers of the Corporation shall be determined from time to time by the Board of Directors.

                                   ARTICLE VI

                              CERTIFICATES OF STOCK

         SECTION 6.01 Issuance. Each shareholder shall be entitled to a certificate or certificates representing shares of stock of the Corporation owned of record. The stock certificates of the Corporation shall be numbered and registered in the stock ledger and transfer books of the Corporation as issued. Certificates shall be signed by the Chairman, President or a Vice President and by the Secretary, an Assistant Secretary, the Treasurer or an Assistant Treasurer, and shall bear the corporate seal. Any or all of the signatures and the corporate seal upon such certificate may be a facsimile, engraved or printed. In case any officer, transfer agent or registrar who has signed, or whose facsimile signature has been placed upon, any share certificate shall have ceased to be such officer, transfer agent or registrar, the certificate shall be valid and of the same force and effect as if the person continued to be such officer, transfer agent or registrar.

         SECTION 6.02 Transfer. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, and subject to compliance with applicable law, it shall be the duty of the Corporation to issue a new certificate of like form to the person entitled thereto, cancel the old certificate and record the transaction upon its books. No transfer shall be made which would be inconsistent with applicable law.

         SECTION 6.03 Stock Certificates. Stock certificates for each class and series of stock of the Corporation shall be in such form as provided by statute and approved by the Board of Directors. The stock transfer books for each class and series of stock and the blank stock certificates shall be kept by the Secretary or by any officer or agency designated by the Board of Directors for that purpose.

         SECTION 6.04 Lost, Sto1en, Destroyed or Mutilated Certificates. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen, destroyed or mutilated upon the receipt by the Corporation of an affidavit of that fact by the record owner claiming the certificate of stock to be lost, stolen, destroyed or mutilated. When authorizing issuance of a replacement certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the record owner of such lost, stolen, destroyed or mutilated certificate, or the person's legal representative to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen, destroyed or mutilated.

         SECTION 6.05. Record Holder of Shares. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the record and beneficial owner of shares to receive notices, to receive dividends, to exercise voting rights and for all other purposes; and the Corporation shall not be bound to recognize any equitable or other claim to or interest in such shares on the part of any other person, even if the Corporation shall have notice thereof.

         SECTION 6.06. Determination of Record Date. In order that the Corporation may determine the shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or to receive payment of any dividend or other distribution or allotment of any rights, or to exercise any rights in respect of any change, conversion or exchange of stock or for any other lawful action or purpose, the Board of Directors may fix a record date, which shall not be more than 60 nor less than 10 days before the date of such meeting or any other action.

    If no record date is fixed:

         (1) The record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and

         (2) The record date for determining shareholders entitled to express consent to actions in writing without a meeting, when no prior action by the Board of Directors is necessary, shall be the day on which the first written consent is expressed; and

         (3) The record date for determining shareholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

         A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

                                   ARTICLE VII

                   INDEMNIFICATION OF DIRECTORS, OFFICERS AND
                        OTHER AUTHORIZED REPRESENTATIVES

         SECTION 7.01. Indemnification of Authorized Representatives in Third Party Proceedings. To the maximum extent not prohibited by law, the Corporation shall indemnify any person who was or is an authorized representative of the Corporation (which shall mean for purposes of this Article a Director or officer of the Corporation or another person serving at the request of the Corporation as a director, officer, partner or trustee of another corporation, partnership, joint venture, trust or other business enterprise) and who was or is a party (which shall include for purposes of this Article the giving of testimony or similar involvement) or is threatened to be made a party to any third party proceeding (which shall mean for purposes of this Article, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, arbitration, administrative or investigative other than an action by or in the right of the Corporation) by reason of the fact that such person was or is an authorized representative of the Corporation, against expenses (which shall include for purposes of this Article attorneys fees and expenses), judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such third party proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal third party proceeding (which could or does lead to a criminal third party proceeding) had no reasonable cause to believe such conduct was unlawful. The termination of any third party proceeding by judgment, order, settlement, indictment, conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that the authorized representative did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal third party proceeding, had reasonable cause to believe that such conduct was unlawful.

         SECTION 7.02. Indemnification of Authorized Representatives in Corporate Proceedings. The Corporation shall indemnify any person who was or is an authorized representative of the Corporation and who was or is a party or is threatened to be made a party to any corporate proceeding (which shall mean for purposes of this Article any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor or investigative proceeding by the Corporation) by reason of the fact that such person was or is an authorized representative of the Corporation, against expenses actually and reasonably incurred by such person in connection with the defense or settlement of such corporate action, if such person acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the Corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation, unless and only to the extent that a court of competent jurisdiction shall determine that, despite the adjudication of liability but in view of all the circumstances of the case, such authorized representative is fairly and reasonably entitled to be indemnified to the extent such court shall order.

         SECTION 7.03. Mandatory Indemnification of Authorized Representatives. To the extent that an authorized representative of the Corporation has been successful on the merits or otherwise in defense of any third party proceeding or corporate proceeding or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses actually and reasonably incurred by such person in connection therewith.

         SECTION 7.04. Determination of Entitlement to Indemnification. Any indemnification under Section 7.01, 7.02 or 7.03 of this Article (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the authorized representative is proper in the circumstances, because such person has either met the applicable standards of conduct set forth in Section 7.01 or 7.02 or has been successful on the merits or otherwise as set forth in Section 7.03 and that the amount requested has been actually and reasonably incurred. Such determination shall be made:

         (1) By the Board of Directors by a majority of a quorum consisting of Directors who were not parties to such third party or corporate proceeding; or

         (2) If such a quorum of the Board of Directors is not obtainable, or, even if obtainable, a majority vote of such a quorum so directs, by independent legal counsel in a written opinion; or

         (3) By the shareholders voting in the aggregate and not by class or series.

         SECTION 7.05. Advancing Expenses. Expenses actually and reasonably incurred in defending a third party or corporate proceeding shall be paid on behalf of an authorized representative by the Corporation in advance of the final disposition of such third party or corporate proceeding as authorized in the manner provided in Section 7.04 of this Article upon receipt of an undertaking by or on behalf of the authorized representative to repay such amount unless it shall ultimately be determined that such person is entitled to be indemnified by the Corporation as authorized in this Article. The financial ability of such authorized representative to make such repayment shall not be a prerequisite to the making of an advance.

         SECTION 7.06. Employee Benefit Plans. For purposes of this Article, the Corporation shall be deemed to have requested an authorized representative to serve an employee benefit plan where the performance by such person of duties to the Corporation also imposes duties on, or otherwise involves services by, such person to the plan or participants or beneficiaries of the plan; excise taxes assessed on an authorized representative with respect to an employee benefit plan pursuant to applicable law shall be deemed fines; and action taken or omitted by such person with respect to an employee benefit plan in the performance of duties for a purpose reasonably believed to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the Corporation.

         SECTION 7.07. Scope. The indemnification of and advancement of expenses to authorized representatives, as authorized by this Article, shall (1) not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any statute, agreement, vote of shareholders or disinterested Directors or otherwise, both as to action in an official capacity and as to action in another capacity, (2) continue as to a person who has ceased to be an authorized representative, and (3) inure to the benefit of the heirs, executors and administrators of such a person.

         SECTION 7.08. Reliance. Each person who shall act as an authorized representative of the Corporation shall be deemed to be doing so in reliance upon rights of indemnification provided by this Article.

         SECTION 7.09. Insurance. The Corporation may but shall not be obligated to purchase and maintain insurance at its expense on behalf of any person who is or was an authorized representative against any liability asserted against such person in such capacity or arising out of such person's status as such, whether or not the Corporation would have the power to indemnify such person against such liability.

                                  ARTICLE VIII

                               GENERAL PROVISIONS

         SECTION 8.01. Dividends. Subject to the provisions of the Certificate of Incorporation, dividends upon the capital stock of the Corporation may be declared by the Board of Directors at any regular or special meeting only out of funds or property lawfully available therefor under applicable law. Dividends may be paid in cash, in property, or in shares of the capital stock or held by the Corporation, subject to the provisions of the Certificate of Incorporation. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Directors from time to time, in its absolute discretion, determines to be proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the Board of Directors shall determine to be in the interests of the Corporation, and the Board of Directors may modify or abolish any such reserve in the manner and at the time the Board of Directors thereof so determines.

         SECTION 8.02. Annual Statements. The Board of Directors, through the officers of the Corporation, shall present at each annual shareholders meeting, and at any special meeting of the shareholders when called for by vote of the shareholders, a full and clear statement of the business and condition of the Corporation.

         SECTION 8.03. Contracts. Except as otherwise provided in these Bylaws, the Board of Directors may authorize any officer or officers or any agent or agents to enter into any contract or to execute and deliver any instrument on behalf of the Corporation, and such authority may be general or confined to specific instances.

         SECTION 8.04. Checks. All checks, notes, bills of exchange or other orders in writing shall be signed by such person or persons as the Board of Directors may from time to time designate.

         SECTION 8.05. Corporate Seal. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words "Corporate Seal", and the state of incorporation of the Corporation. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

         SECTION 8.06. Deposits. All funds of the Corporation shall be deposited from time to time to the credit of the Corporation in such banks, trust companies, or other depositories as the Board of Directors may approve or designate; and all such funds may be withdrawn only upon checks or withdrawal requests signed by such one or more officers or employees as the Board of Directors shall from time to time determine.

         SECTION 8.07. Amendment of Bylaws. These Bylaws may be altered, amended, restated or repealed or new bylaws may be adopted by the shareholders or by the Board of Directors at any regular meeting of the shareholders or of the Board of Directors or at any special meeting of the shareholders or of the Board of Directors if notice of such alteration, amendment, repeal, restatement or adoption of new bylaws is contained in the notice of such special meeting.

         SECTION 8.08. Fiscal Year. The fiscal year of the Corporation shall begin on the first day of January and end on the 31st day of December, unless otherwise provided by resolution of the Board of Directors.

         SECTION 8.09. Interested Directors. No contract or transaction between the Corporation and one or more of its Directors or officers, or between the Corporation and any other company, partnership, association or other organization in which one or more of its Directors or officers are directors or officers or have a financial interest, shall be void or voidable solely for this reason, or solely because the Director or officer is present at or participates in the meeting of the Board of Directors or Committee thereof which authorizes the contract or transaction, or solely because the Director's or officer's vote is counted for such purpose, if: (1) the material facts as to the relationship or interest are disclosed to the Board or the Committee, and the Board or Committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested Directors, even though the disinterested Directors be less than a quorum; or (2,) the material facts as to the relationship or interest are disclosed to the shareholders or Directors entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the shareholders or Board of Directors; or (3) the contract or transaction is determined to be fair as to the Corporation as of the time it is authorized, approved, adopted or ratified by the Board of Directors or a Committee thereof or by the shareholders. Interested Directors may be counted in determining the presence of a quorum at a meeting of the Board or of a Committee of the Board which authorizes the contract or transaction.

         SECTION 8.10. Form of Records. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account and minute books, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, microphotographs or any other information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time. The Corporation shall convert any records so kept upon the request of any person entitled to inspect the same.

                        OKLAHOMA APPRAISAL RIGHTS STATUTE

ss. 18-1091.  Appraisal rights.

APPRAISAL RIGHTS

         A. Any shareholder of a corporation of this state who holds shares of stock on the date of the making of a demand pursuant to the provisions of subsection D of this section with respect to the shares, who continuously holds the shares through the effective date of the merger or consolidation, who has otherwise complied with the provisions of subsection D of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to the provisions of Section 1073 of this title shall be entitled to an appraisal by the district court of the fair value of the shares of stock under the circumstances described in subsections B and C of this section. As used in this section, the word "shareholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and "depository receipt" means an instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository. The provisions of this subsection shall be effective only with respect to mergers or consolidations consummated pursuant to an agreement of merger or consolidation entered into after November 1, 1988.

         B. 1. Except as otherwise provided for in this subsection, appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation, or of the acquired corporation in a share acquisition, to be effected pursuant to the provisions of
Section 1081, other than a merger effected pursuant to subsection G of Section 1081, and Section 1082, 1086, 1087, 1090.1 or 1090.2 of this title.

              2. a. No appraisal rights under this section shall be available for the shares of any class or series of stock which stock, or depository receipts in respect thereof, at the record date fixed to determine the shareholders entitled to receive notice of and to vote at the meeting of shareholders to act upon the agreement of merger or consolidation, were either:

                    (1) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.; or

                    (2) held of record by more than two thousand holders. No appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the shareholders of the surviving corporation as provided in subsection G of Section 1081 of this title.

              b. In addition, no appraisal rights shall be available for any shares of stock, or depository receipts in respect thereof, of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the shareholders of the surviving corporation as provided for in subsection F of Section 1081 of this title.

              3. Notwithstanding the provisions of paragraph 2 of this subsection, appraisal rights provided for in this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to the provisions of Section 1081, 1082, 1086, 1087, 1090.1 or 1090.2 of this title to accept for the stock anything except:

                    a. shares of stock of the corporation surviving or resulting from the merger or consolidation or depository receipts thereof, or

                    b. shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than two thousand holders, or

                    c. cash in lieu of fractional shares or fractional depository receipts described in subparagraphs a and b of this paragraph, or

                    d. any combination of the shares of stock, depository receipts, and cash in lieu of the fractional shares or depository receipts described in subparagraphs a, b, and c of this paragraph.

              4. In the event all of the stock of a subsidiary Oklahoma corporation party to a merger effected pursuant to the provisions of Section 1083 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Oklahoma corporation.

         C. Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections D and E of this section, shall apply as nearly as is practicable.

         D. Appraisal rights shall be perfected as follows:

              1. If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of shareholders, the corporation, not less than twenty (20) days prior to the meeting, shall notify each of its shareholders entitled to appraisal rights that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in the notice a copy of this section. Each shareholder electing to demand the appraisal of the shares of the shareholder shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of the shares of the shareholder. The demand will be sufficient if it reasonably informs the corporation of the identity of the shareholder and that the shareholder intends thereby to demand the appraisal of the shares of the shareholder. A proxy or vote against the merger or consolidation shall not constitute such a demand. A shareholder electing to take such action must do so by a separate written demand as herein provided. Within ten (10) days after the effective date of the merger or consolidation, the surviving or resulting corporation shall notify each shareholder of each constituent corporation who has complied with the provisions of this subsection and has not voted in favor of or consented to the merger or consolidation as of the date that the merger or consolidation has become effective; or

              2. If the merger or consolidation is approved pursuant to the provisions of Section 1073 or 1083 of this title, either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within ten (10) days thereafter shall notify each of the holders of any class or series of stock of the constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of the constituent corporation, and shall include in the notice a copy of this section. The notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify the shareholders of the effective date of the merger or consolidation. Any shareholder entitled to appraisal rights may, within twenty (20) days after the date of mailing of the notice, demand in writing from the surviving or resulting corporation the appraisal of the holder's shares. The demand will be sufficient if it reasonably informs the corporation of the identity of the shareholder and that the shareholder intends to demand the appraisal of the holder's shares. If the notice does not notify shareholders of the effective date of the merger or consolidation either:

                    a. each constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of the constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation, or

                    b. the surviving or resulting corporation shall send a second notice to all holders on or within ten (10) days after the effective date of the merger or consolidation; provided, however, that if the second notice is sent more than twenty (20) days following the mailing of the first notice, the second notice need only be sent to each shareholder who is entitled to appraisal rights and who has demanded appraisal of the holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the shareholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than ten (10) days prior to the date the notice is given; provided, if the notice is given on or after the effective date of the merger or consolidation, the record date shall be the effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

              E. Within one hundred twenty (120) days after the effective date of the merger or consolidation, the surviving or resulting corporation or any shareholder who has complied with the provisions of subsections A and D of this section and who is otherwise entitled to appraisal rights, may file a petition in district court demanding a determination of the value of the stock of all such shareholders; provided, however, at any time within sixty (60) days after the effective date of the merger or consolidation, any shareholder shall have the right to withdraw the demand of the shareholder for appraisal and to accept the terms offered upon the merger or consolidation. Within one hundred twenty
(120) days after the effective date of the merger or consolidation, any shareholder who has complied with the requirements of subsections A and D of this section, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of the shares. The written statement shall be mailed to the shareholder within ten (10) days after the shareholder's written request for a statement is received by the surviving or resulting corporation or within ten (10) days after expiration of the period for delivery of demands for appraisal pursuant to the provisions of subsection D of this section, whichever is later.

              F. Upon the filing of any such petition by a shareholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which, within twenty (20) days after service, shall file, in the office of the court clerk of the district court in which the petition was filed, a duly verified list containing the names and addresses of all shareholders who have demanded payment for their shares and with whom agreements regarding the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such duly verified list. The court clerk, if so ordered by the court, shall give notice of the time and place fixed for the hearing on the petition by registered or certified mail to the surviving or resulting corporation and to the shareholders shown on the list at the addresses therein stated. Notice shall also be given by one or more publications at least one (1) week before the day of the hearing, in a newspaper of general circulation published in the City of Oklahoma City, Oklahoma, or other publication as the court deems advisable. The forms of the notices by mail and by publication shall be approved by the court, and the costs thereof shall be borne by the surviving or resulting corporation.

              G. At the hearing on the petition, the court shall determine the shareholders who have complied with the provisions of this section and who have become entitled to appraisal rights. The court may require the shareholders who have demanded an appraisal of their shares and who hold stock represented by certificates to submit their certificates of stock to the court clerk for notation thereon of the pendency of the appraisal proceedings; and if any shareholder fails to comply with this direction, the court may dismiss the proceedings as to that shareholder.

              H. After determining the shareholders entitled to an appraisal, the court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining the fair value, the court shall take into account all relevant factors. In determining the fair rate of interest, the court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any shareholder entitled to participate in the appraisal proceeding, the court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the shareholder entitled to an appraisal. Any shareholder whose name appears on the list filed by the surviving or resulting corporation pursuant to the provisions of subsection F of this section and who has submitted the certificates of stock of the shareholder to the court clerk, if required, may participate fully in all proceedings until it is finally determined that the shareholder is not entitled to appraisal rights pursuant to the provisions of this section.

              I. The court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the shareholders entitled thereto. Interest may be simple or compound, as the court may direct. Payment shall be made to each shareholder, in the case of holders of uncertificated stock immediately, and in the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing the stock. The court's decree may be enforced as other decrees in the district court may be enforced, whether the surviving or resulting corporation be a corporation of this state or of any other state.

              J. The costs of the proceeding may be determined by the court and taxed upon the parties as the court deems equitable in the circumstances. Upon application of a shareholder, the court may order all or a portion of the expenses incurred by any shareholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all of the shares entitled to an appraisal.

              K. From and after the effective date of the merger or consolidation, no shareholder who has demanded appraisal rights as provided for in subsection D of this section shall be entitled to vote the stock for any purpose or to receive payment of dividends or other distributions on the stock, except dividends or other distributions payable to shareholders of record at a date which is prior to the effective date of the merger or consolidation; provided, however, that if no petition for an appraisal shall be filed within the time provided for in subsection E of this section, or if the shareholder shall deliver to the surviving or resulting corporation a written withdrawal of the shareholder's demand for an appraisal and an acceptance of the merger or consolidation, either within sixty (60) days after the effective date of the merger or consolidation as provided for in subsection E of this section or thereafter with the written approval of the corporation, then the right of the shareholder to an appraisal shall cease; provided further, no appraisal proceeding in the district court shall be dismissed as to any shareholder without the approval of the court, and approval may be conditioned upon terms as the court deems just.

              L. The shares of the surviving or resulting corporation into which the shares of any objecting shareholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation. Added by Laws 1986,
c. 292, ss. 91, eff. Nov. 1, 1986. Amended by Laws 1987, c. 146, ss. 7,
operative Nov. 1, 1987; Laws 1988, c. 323, ss. 19, eff. Nov. 1, 1988; Laws 1990,
c. 328, ss. 6, eff. Sept. 1, 1990; Laws 1998, c. 422, ss. 21, eff. Nov. 1, 1998;
Laws 2004, c. 255, ss. 29, eff. Nov. 1, 2004.